                                                                   EXHIBIT 10.22

                                     LEASE

                                    Between

                      THE TRUSTEES OF COLUMBIA UNIVERSITY
                            IN THE CITY OF NEW YORK

                                  as Landlord,

                                      and

                           MELVILLE BIOLOGICS, INC.,

                                   as Tenant



                           Dated as of June 21, 1996

                               Table of Contents
                               -----------------

     ARTICLE 1

     Demised Premises/Term................................................   1

     ARTICLE 2

     Ground Lease.........................................................   2

     ARTICLE 3

     Rent.................................................................   3

     ARTICLE 4

     Use of Demised Premises..............................................   5

     ARTICLE 5

     Demised Premises "As Is".............................................  10

     ARTICLE 6

     Operating Covenants; Signs...........................................  10

     ARTICLE 7

     Window Cleaning......................................................  12

     ARTICLE 8

     Legal Requirements/Environmental Legal Requirements..................  12

     ARTICLE 9

     Access to Demised Premises...........................................  15

     ARTICLE 10

     Default..............................................................  16

     ARTICLE 11

     Remedies/Damages.....................................................  19

     ARTICLE 12

     Eminent Domain.......................................................  22

    ARTICLE 13

    Quiet Enjoyment.......................................................  23

    ARTICLE 14

    No Waiver.............................................................  23

    ARTICLE 15

    Waiver of Trial.......................................................  24

    ARTICLE 16

    Inability to Perform..................................................  24

    ARTICLE 17

    Fees and Expenses.....................................................  25

    ARTICLE 18

    Estoppel..............................................................  25

    ARTICLE 19

    Surrender.............................................................  26

    ARTICLE 20

    Subordination/Attornment..............................................  27

     ARTICLE 21

     Consents.............................................................  28

     ARTICLE 22

     [Intentionally Deleted]..............................................  29

     ARTICLE 23

     Assignment and Subletting............................................  29

     ARTICLE 24

     Bankruptcy...........................................................  35

     ARTICLE 25

     Alterations..........................................................  37

     ARTICLE 26

     Services.............................................................  41

ARTICLE 27

Windows; Machinery........................................................  46

ARTICLE 28

Insurance.................................................................  46

ARTICLE 29

Notices...................................................................  49

ARTICLE 30

Non-Liability/Indemnification.............................................  50

ARTICLE 31

Casualty..................................................................  51

ARTICLE 32

Maintenance/Repairs.......................................................  53

ARTICLE 33

Additional Rent...................................................... 53

ARTICLE 34

Parking.............................................................. 58

ARTICLE 35

Broker............................................................... 58

ARTICLE 36

Security Deposit..................................................... 59

ARTICLE 37

Miscellaneous........................................................ 60

ARTICLE 38

Renewal Option....................................................... 62

ARTICLE 39

Expansion Right...................................................... 64

ARTICLE 40

Intentionally Deleted................................................ 65

ARTICLE 41

REA/Security......................................................... 65

ARTICLE 42

Index of Definitions................................................. 66

ARTICLE 43

Termination Right.................................................... 70

ARTICLE 44

Equity Participation................................................. 71

ARTICLE 45

Human and Animal Research............................................ 72

ARTICLE 46

Payment for Tenant's Work............................................ 72

ARTICLE 47

Additional Provisions................................................ 73

ARTICLE 48

Additional Work...................................................... 74

                                    EXHIBITS
                                    --------


A. Floor Plan/Demised Premises
B. Plans and Specifications
C. Cleaning Specifications
D. Fourth Floor Expansion Space
E. Proposed Autoclave and Glassware Specifications

                                     LEASE
                                     -----


          LEASE ("Lease"), dated as of June 21, 1996, by and between THE
                  -----
TRUSTEES OF COLUMBIA UNIVERSITY IN THE CITY OF NEW YORK, having an address c/o Executive Director, Audubon Research Park, 3960 Broadway, New York, New York 10032 ("Landlord") and MELVILLE BIOLOGICS, INC., having an address at 155 Duryea
        --------
Road, Melville, New York 11747 ("Tenant").
                                 ------

                                  WITNESSETH:

          WHEREAS, The City of New York, as landlord (the "City") and the New
                                                           ----
York City Economic Development Corporation ("EDC"), as tenant, entered into that
                                             ---
certain Agreement of Lease, dated as of November 20, 1992, covering the premises described therein which was assigned by EDC to Landlord by assignment, dated as of November 20, 1992 (such Agreement of Lease, as so assigned, being hereinafter the "Ground Lease");
     ------------

          WHEREAS, Tenant desires to let the space located in the Audubon Business and Technology Center in the building known as the Mary Woodard Lasker Building (the "Building") at 3960 Broadway, in the City, County and State of New
               --------
York (the Building and the land on which it is located hereinafter, together, being the "Premises"), shown by the area cross hatched on the floor plan annexed
           --------
hereto and made a part hereof as Exhibit A (the "Demised Premises") comprising
                                                 ---------------
approximately 10,958 rentable square feet located on the fifth floor of the Building, and Landlord desires to let the Demised Premises to Tenant;

          NOW, THEREFORE, in consideration of the mutual obligations of the parties hereto, the adequacy of which is hereby acknowledged, the parties for themselves and their permitted successors and assigns, hereby covenant and agree as follows:


                                   ARTICLE 1
                                   ---------

                             Demised Premises/Term
                             ---------------------

          Section 1.01  Subject to the terms and conditions set forth in the
          ------------
Ground Lease and that certain Reciprocal Easement Agreement, dated as of November 20, 1992, among Landlord, the City and EDC (the "REA") and the
                                                          ---
resolution of the New York City Board of Estimate (Calendar Number 6) adopted on August 16-17, 1990 (the "Special Permit") (copies of which Ground Lease, Special
                         --------------
Permit and REA Tenant acknowledges having received and read), Landlord hereby leases to Tenant and Tenant hereby hires from Landlord, upon and subject to the terms, covenants, provisions and conditions of this Lease, the Demised Premises.

          Section 1.02  The Demised Premises are leased for a term (the "Term")
          ------------                                                   ----
to commence on the date hereof ("Commencement Date) and to expire on the last
                                 -----------------
day of the calendar month in which occurs the day immediately preceding the fifth anniversary of the Rent Commencement Date (as hereinafter defined) (the "Expiration Date") or on such earlier date upon which the Term may expire or be
----------------
cancelled or terminated pursuant to the provisions of this Lease or pursuant to law.

          Section 1.03  Subject to the provisions of Section 25.07(a)(iii), the
          ------------
"Rent Commencement Date" shall be the earlier to occur of (a) November 1, 1996
 ----------------------
or (b) if Tenant completes construction of the Tenant's Work (as hereinafter defined) prior to November 1, 1996, the date Tenant or anyone claiming under or through Tenant shall occupy any part of the Demised Premises for the purposes set forth in Article 4 hereof. Landlord and Tenant shall execute a written amendment to this Lease prepared by Landlord and reasonably satisfactory to Landlord and Tenant setting forth such date (provided, however, that failure by either party to execute or deliver such amendment shall not impair the effectiveness of the provisions of this paragraph).


                                   ARTICLE 2
                                   ---------

                                  Ground Lease
                                  ------------

          Section 2.01
          ------------

          A. This Lease is subject and subordinate to the Ground Lease. Except to the extent inconsistent with or modified by the terms of this Lease or to the extent applicable only to the relationship between the City and Landlord, all of the terms and provisions of the Ground Lease applicable to the Demised Premises and to subtenants, including, without limitation, the provisions of Section
10.03 (Required Sublease Clauses), Section 10.04 (Subtenant Non-Disturbance) and
Section 23.03 (New Building Space Leasing Requirements), shall be binding upon Tenant.

          B. Landlord represents and warrants to Tenant that: (1) the Ground Lease is in full force and effect and has not been amended; (2) to the best knowledge of Landlord after due inquiry to the parties required to receive notices for Landlord pursuant to the Ground Lease, Landlord has not received any notice of default from the City which has not been cured by Landlord as of the date hereof; and (3) to the best knowledge of Landlord after due inquiry to the parties responsible for sending (on behalf of Landlord) notices of default with respect to the Ground Lease, Landlord has not issued any notices of default to the City pursuant to the Ground Lease.

                                   ARTICLE 3
                                   ---------

                                     Rent
                                     ----

     Section 3.0  Tenant shall pay to Landlord, without notice or demand,
     -----------
in lawful money of the United States, by check drawn on a bank which is a member of the New York Clearinghouse Association, at the address set forth above or at such other address as Landlord may by notice designate, without any set off or deduction whatsoever, the following:

          (i) annual fixed rent ("Fixed Rent") and annual fixed repayment
                                  ----------
     ("Fixed Repayment") in the amounts set forth in Section 3.02, Section 3.03
       ---------------
     and Section 3.04 below, in monthly installments in advance on the Rent Commencement Date and, thereafter, on the first day of each month or portion thereof during the Term; and

          (ii) additional rent ("Additional Rent") consisting of all other sums
                                 ---------------
     of money that shall become due from and payable by Tenant to Landlord hereunder when same shall be due and payable hereunder.

          Tenant agrees that Landlord shall have the same remedies for any default in payment of Additional Rent or Fixed Repayment as it has for a default in payment of Fixed Rent.

     Section 3.02  From the Rent Commencement Date through the last day of the
     ------------
month in which the third anniversary of the Rent Commencement Date occurs, Fixed Rent shall be payable at the rate of $197,244.00 per annum in equal monthly installments of $16,437.00.

     Section 3.03  Thereafter Fixed Rent shall be payable as follows:
     ------------

          (i) For the period commencing on the first day of the month immediately following the month in which the third anniversary of the Rent Commencement Date shall occur (the "Rent Adjustment Date") and ending on
                                         --------------------
     the day immediately preceding the first anniversary of the Rent Adjustment Date, at the rate of $207,106.20 per annum in equal monthly installments of $17,258.85; and

          (ii) for the period commencing on the first anniversary of the Rent Adjustment Date and ending on the Expiration Date, at the rate of $217,461.48 per annum in equal monthly installments of $18,121.79.

     Section 3.04  Fixed Repayment shall be payable in equal monthly
     ------------
installments commencing on the first day of the month following the date which is thirty days from the date on which Landlord's lending institution (the "Lender") advances the Loan (as hereinafter defined) to Landlord, in an amount
 ------
equal to the sum of (a) one-twelfth of the annual principal and interest payment of a $1,500,000 self-amortizing loan (the "Loan") amortizing on a straight line
                                           ----
basis over ten (10) years at an interest rate (the "Interest Rate") to be
                                                    -------------
determined by Lender and charged by the Lender to Landlord and (b) one-one hundred and twentieth of the amount of all closing costs (the "Closing Costs")
                                                               -------------
imposed by the Lender with respect to Landlord
obtaining the Loan. The portion of such monthly installment amount described in clause (a) of the preceding sentence may be adjusted as provided in Section
25.07 hereof. By way of illustration, if the amount of the loan is $1,500,000 and the Interest Rate is 6.50% then the annual Fixed Repayment shall be $204,386.40, payable in equal monthly installments of $17,032.20. At such time as Landlord's lending institution shall determine the Interest Rate to charge Landlord, Landlord and Tenant shall enter into a written agreement setting forth the exact amount of the monthly installment of Fixed Repayment. Fixed Repayment constitutes agreed upon consideration payable by Tenant for Landlord's paying for a portion of the cost of improvements made in the Demised Premises to prepare the Demised Premises for Tenant's occupancy substantially in accordance with the plans and specifications (the "Plans and Specifications") listed on
                                        ------------------------
Exhibit B annexed hereto and made a part hereof ("Tenant's Work") and related
                                                  -------------
costs such as architectural and engineering fees. If Tenant does not elect to exercise its right to renew the term of this Lease as provided in Article 38 hereof, Tenant's obligation to pay monthly installments of Fixed Repayment shall, subject to Article 43, cease upon the expiration date of the initial Term. Landlord agrees that the funds which will constitute the Construction Loan (as defined in Section 25.07(b) hereof) shall be available for disbursement pursuant to Article 46 hereof no later than July 1, 1996. If it is commercially
            ----------
reasonable for Landlord to hold the proceeds of the Construction Loan in an interest bearing account prior to disbursement to Tenant, which determination shall be made in Landlord's sole and absolute discretion then the interest earned thereon shall be applied to reduce the amount of monthly Fixed Repayment, as set forth in Section 25.07 hereof.

     Section 3.05  Notwithstanding anything contained in this Article 3 to the
     ------------
contrary, Tenant shall pay to Landlord upon execution of this Lease the first monthly installment of Fixed Rent payable hereunder.

     Section 3.06  If Tenant shall fail to pay any rent when due and such
     ------------
failure shall continue for a period of ten (10) days after the same shall have become due and payable, such unpaid amount shall bear interest at a per annum
                                                                    ---------
rate equal to two percent plus the per annum rate charged from time to time by
                                   ---------
Citibank, N.A. as its "prime rate" of interest (the "Default Interest Rate"),
                                      --------       ---------------------
calculated on the basis of actual days elapsed, based on a 360-day year, from the due date of such rent to the date of payment, and such interest shall be deemed Additional Rent.

     Section 3.07  If by reason of any of the provisions of this Lease, Tenant's
     ------------
obligation to pay Fixed Rent and Fixed Repayment shall commence on a day other than the first day of a month, Fixed Rent and Fixed Repayment for such month shall be prorated on a per diem basis, and Landlord shall credit the excess
                       --------
amount paid on account of Fixed Rent and Fixed Repayment upon the execution of this Lease on a per diem basis toward the payment of the installment of Fixed
                --------
Rent and Fixed Repayment due and payable hereunder for the next succeeding calendar month.

     Section 3.08  If any of the rent payable under the terms of this Lease
     ------------
shall be or become uncollectible, reduced or required to be refunded because of any legal rent restriction, Tenant shall enter into such agreement(s) and take such other steps (without additional expense to Tenant) as Landlord may reasonably request and as may be legally permissible to permit Landlord to collect the maximum rents which from time to time during the continuance of such legal rent restriction may be legally permissible (and not in excess of the amounts reserved therefor under this Lease). Upon the termination of such legal rent restriction, (a) the rents shall become and thereafter be payable in accordance with the amounts reserved herein for the periods following such termination, and (b) Tenant shall pay to Landlord, to the maximum extent legally permissible, an amount equal to (i) the rents which would have been paid pursuant to this Lease but for such legal rent restrictions, less (ii) the rents and payments in lieu of rents paid by Tenant during the period such legal restriction was in effect.

     Section 3.09  The term "rent" or "rents" as used herein shall mean all
     ------------
amounts described in Sections 3.01, 3.02, 3.03 and 3.04 above.


                                   ARTICLE 4
                                   ---------

                            Use of Demised Premises
                            -----------------------

     Section 4.1  Subject to and in accordance with the Ground Lease, the REA,
     -----------
the Special Permit, and this Lease, Tenant shall use and occupy the Demised Premises only as laboratory and office space for (i) biomedical research and development and (ii) such ancillary use as may be permitted by Section 4.03 hereof, and for no other purpose. Prior to taking occupancy of the Demised Premises, Tenant shall submit to Landlord for approval, Tenant's Regulatory Compliance Plan (the "Plan") which Plan shall (i) identify those activities of
                      ----
and materials to be used by Tenant which are or may be subject to Environmental Legal Requirements or Legal Requirements and (ii) detail Tenant's plans and procedures for compliance with Environmental Legal Requirements and Legal Requirements as to each specific regulated material and activity. From time to time, at any time during the Term, Tenant shall revise the Plan to reflect any changes in its activities, materials, Environmental Legal Requirements or Legal Requirements. All such revisions shall be subject to Landlord's prior review and approval, which approval shall not be unreasonably withheld or delayed. Landlord represents and warrants to Tenant that Tenant's use of the Demised Premises for laboratory and office space for biomedical research and development is not prohibited under the terms of the Ground Lease, the Special Permit or the REA.

     Section 4.02  A.   Tenant shall not use, occupy, suffer or permit the
     ------------
Demised Premises, or any part thereof, to be used in any manner, or suffer or permit anything to be brought into or kept therein, which would (a) violate any of the provisions of the Ground Lease, the Special Permit, the REA, any other Superior Lease or any Superior Mortgage of which Tenant has received a copy, including, without limitation the provisions of Section 23.02 (Prohibited
Uses) of the Ground Lease, (b) violate any Environmental Legal Requirement, Legal Requirement or Insurance Requirement, (c) constitute an extra-hazardous condition so as to increase the risks involved in Tenant's operations beyond the level of risk normally attendant upon the operation of comparable laboratory space for the use permitted under Section 4.01 above, (d) make void or voidable any insurance policy then in force with respect to any portion of the Premises or the Demised Premises, provided, however that Landlord does not obtain any such policy which would prohibit Tenant's occupancy of the Demised Premises for the use set forth in Section 4.01 hereof, (e) make it impossible or difficult to obtain any of the insurance coverage required to be maintained pursuant to this Lease or Article 7 of the Ground Lease, (f) cause, or be likely to cause, injury or damage to the Premises or any part thereof or to any Building Equipment, (g) constitute a public or private nuisance, (h) violate any certificate of occupancy which may now exist or hereafter be obtained for the Demised Premises or the Premises, (i) emit or discharge noxious or objectionable noise, fumes, vapors or odors into the Building or the Building Equipment, or which can be detected outside of the Demised Premises, (j) cause any vibration that will cause, or is likely to cause, damage to the Demised Premises and/or the Building, or which would unreasonably disturb other tenants or occupants of the Building or any other persons immediately outside of the Demised Premises; (k) impair or interfere with the effectiveness or accessibility of the Building Equipment or any Building service, (l) impair or interfere with the use of any area of the Building by, or occasion unreasonable discomfort, annoyance or inconvenience to, Landlord or any other occupant or tenant, (m) interfere with access to the Demised Premises by fire prevention personnel and/or equipment,
(n) cause Tenant to default in any of its obligations under this Lease or (o) cause Landlord to be in default of any of its obligations under the Ground Lease or the REA.

     B. In the event that Landlord shall at any time obtain a certificate of occupancy for the Demised Premises or the Premises which prohibits Tenant's use of the Demised Premises for the uses set forth in Section 4.01 hereof, the Tenant shall have the right to terminate this lease upon thirty (30) days prior written notice to Landlord. Upon the expiration of such thirty (30) day period, this Lease shall expire as fully and completely as if such date were the date set forth in this Lease as the date of the expiration of the term of this Lease and Tenant shall on or before such date, quit, surrender and vacate the Demised Premises in accordance with Article 19 hereof. In the event that the certificate of occupancy for the Premises or Demised Premises is modified or invalidated by any governmental entity or Legal Requirement so that Tenant may not lawfully occupy the Demised Premises for the uses set forth in Section 4.01 hereof,
                                                      ------------
Tenant may contest the modification or invalidation of the certificate of occupancy by such government entity, provided that: (i) no Event of Default shall have occurred and be continuing (including, without limitation, the payment by Tenant of all amounts due Landlord pursuant to the terms of this Lease during such contest), (ii) Landlord shall not be subject to criminal penalty or civil or criminal forfeiture as a result thereof, (iii) Tenant shall promptly commence legal proceedings contesting the same and diligently pursue such proceedings to their conclusion, (iv) Tenant shall indemnify Landlord against any and all loss in connection with such contest, (v) if Landlord deems it to be necessary, in Landlord's sole and absolute discretion, Tenant shall deposit with Landlord as additional security such amounts determined by Landlord, in its reasonable discretion, to be necessary to secure Landlord against all loss in connection with such contest, (vi) such contest and Tenant's failure to vacate the Demised Premises shall not result in a default under any Superior Mortgage or Superior Lease, and (vii) such contest and Tenant's failure to vacate the Demised Premises shall not adversely affect the occupancies of other tenants in the Building. Landlord agrees not to alter the certificate of occupancy for the Premises or Demised Premises so as to render Tenant's use of the Demised Premises for the purposes set forth in Section 4.01 unlawful unless required to do so by any governmental entity or Legal Requirement.

     Section 4.03  Tenant shall be permitted to use a portion of the Demised
     ------------
Premises for the following ancillary use: Development of new products from blood as set forth in the Plan as approved by Landlord.

     Section 4.04
     ------------

     A. Tenant acknowledges that no temporary or permanent certificate of occupancy has been issued for the Demised Premises. Tenant shall upon completion of Tenant's Work obtain a temporary certificate of occupancy for the Demised Premises. Landlord shall cooperate, at no cost to Landlord, with Tenant in connection with Tenant's obtaining of a temporary certificate of occupancy for the Demised Premises (the "TCO") (including, but not limited to, signing any
                           ---
forms and/or assisting in obtaining the City's signature as may be necessary in order for Tenant to obtain the TCO). Landlord shall be responsible for remedying any Building conditions and/or curing any violations affecting the Building which would prevent the issuance of the TCO. Landlord makes no representation and shall have no liability to Tenant with respect to the permissibility of Tenant's use and occupancy of the Demised Premises under applicable zoning ordinances and regulations. If an amendment to a certificate of occupancy, a new certificate of occupancy or a zoning variance is required as a result of Tenant's use and/or occupancy of the Demised Premises, then Tenant shall, at Tenant's sole cost and expense, obtain such amended certificate of occupancy, new certificate of occupancy or zoning variance for the Building and the Demised Premises. If Landlord determines, in its sole and exclusive judgment, that the Demised Premises may not be lawfully occupied by Tenant, then Landlord may, upon thirty (30) days written notice to Tenant (which notice shall set forth the reasons that Tenant's occupancy is unlawful), cancel this Lease provided, that if Tenant shall within ten (10) days from the date Landlord renders its notice to Tenant, provide Landlord with evidence that Tenant is lawfully occupying the Demised Premises in Landlord's sole and exclusive judgement, then this Lease shall continue in full force and effect. In the event that the certificate of occupancy for the Premises or Demised Premises is modified or invalidated by any governmental entity or Legal Requirement so that Tenant may not lawfully occupy the Demised Premises for the uses set forth in Section 4.01 hereof, Tenant may contest the modification or invalidation of the certificate of occupancy by such government entity, provided that: (i) no Event of Default shall have occurred and be continuing (including, without limitation, the payment by Tenant of all amounts due Landlord pursuant to the terms of this Lease during such contest),
(ii) Landlord shall not be subject to criminal penalty or civil or criminal forfeiture as a result thereof, (iii) Tenant shall promptly commence legal proceedings contesting the same and diligently pursue such proceedings to their conclusion, (iv) Tenant shall indemnify Landlord against any and all loss in connection with such contest, (v) if Landlord deems it to be necessary, in Landlord's sole and absolute discretion, Tenant shall deposit with Landlord as additional security such amounts determined by Landlord, in its reasonable discretion, to be necessary to secure Landlord against any and all loss in connection with such contest, (vi) such contest and Tenant's failure to vacate the Demised Premises shall not result in a default under any Superior Mortgage or Superior Lease, and (vii) such contest and Tenant's failure to vacate the Demised Premises shall not adversely affect the occupancies of other tenants in the Building.

                   B. Landlord hereby agrees that it shall renew the existing temporary certificate of occupancy for the Building on an ongoing basis and/or obtain a permanent certificate of occupancy for the Building.

     Section 4.05  A.   Tenant shall have access in common with all other
     ------------
tenants, licensees and other occupants of the Building to all areas of the Building designated as common areas by Landlord. In addition, Tenant shall have access to and be permitted to use on a "first come-first served" basis, subject to such reasonable rules and regulations applicable to all tenants, licensees and other occupants of the Building as Landlord may from time to time reasonably promulgate, such facilities to be constructed at a later date and located within the Building as Landlord shall from time to time designate, such as (by way of example only) conference room(s), copying room(s) and/or a lunch room.

                   B. Tenant shall have the right to scheduled use of the shared conference room located in the Building. The parties acknowledge that the Fixed Rent includes Tenant's use of the conference room and that no additional fees shall be due and payable by Tenant for its use of such conference room. Landlord shall have a representative of Landlord in the Building to administer the scheduling and use of the conference room. Tenant shall be permitted to use such conference room on a first come first served basis, upon Tenant's delivery of notice to Landlord's representative. Landlord represents and warrants that the conference room shall be ready and available for Tenant's use as of the Commencement Date. To the extent that the conference room is not available to Tenant on more than five (5) consecutive business days, Landlord shall try to accommodate Tenant by providing a conference room at an off-site facility which is in reasonably close proximity to the Building.

     Section 4.06  Promptly after the Commencement Date, Landlord shall provide
     ------------
Tenant and Tenant's employees with identification cards permitting Tenant and Tenant's employees to enter on and use certain campus facilities of Landlord on a regular basis, in accordance with the rules and regulations of Landlord, including, without limitation, requirements for payment of Landlord's applicable fees and charges therefor, as Landlord may from time to time promulgate. To the extent that such rules and regulations are in writing, Landlord hereby agrees to forward such rules and regulations to Tenant. Failure of Tenant or Tenant's employees to abide by such rules and regulations may result in the revocation of any and all privileges accorded by Landlord from time to time to the holders of such identification cards.


                                   ARTICLE 5
                                   ---------

                           Demised Premises "As Is"
                           ------------------------

     Section 5.01  Tenant has inspected the Demised Premises and, except as
     ------------
otherwise provided herein, Tenant accepts same in "as is" condition as of the date hereof.

     Section 5.02  Except as is otherwise provided in this Lease, neither
     ------------
Landlord nor Landlord's agents have made, nor do they make, any representations or promises regarding the physical condition of the Premises or the Demised Premises, the rents, leases, operating expenses or any other matter or thing affecting or related to the Demised Premises or the Premises. All understandings and agreements heretofore made between the parties are merged with this Lease, which alone fully and completely expresses the agreement and understanding of the parties hereto.


                                   ARTICLE 6
                                   ---------

                           Operating Covenants; Signs
                           --------------------------

       Section 6.01  As an additional inducement to Landlord to enter into this
       ------------
Lease, Tenant covenants and agrees that it shall:

          (a) conduct its operations in an orderly and proper manner in accordance with Article 4 hereof;.

          (b) take all reasonable measures to minimize the noise level of Tenant's operations in the Demised Premises;

          (c) apply for, secure, maintain and deliver to Landlord, and comply with all licenses, approvals or permits which may be required for the conduct by Tenant of its business and operations in the Demised Premises in accordance with the permitted use hereunder, and pay, if, as and when due, all license and permit fees and charges of a similar nature in connection therewith, and deliver copies of all such licenses, approvals and permits, and all renewals thereof to Landlord. In no event shall Tenant's failure to procure or maintain any such license, approval or permit relieve Tenant of any of its obligations hereunder;

          (d) maintain the interior of the Demised Premises in a clean, orderly, safe and sanitary condition and state of repair at all times as required under the terms of this Lease;

          (e) paint the Demised Premises as and when in the reasonable judgment of Landlord may be necessary in order to maintain the appearance of the Demised Premises;

          (f) not bring into or have delivered from the street to the Demised Premises any stock, supplies merchandise or other items or materials in such a manner as would block the surrounding sidewalks and streets or the Building hallways, fire exits, lobbies or other areas set aside for the common use of tenants of and/or visitors to the Building;

          (g) comply with all Environmental Legal Requirements and Legal Requirements applicable to or arising from Tenant's use or occupancy of the Demised Premises, including but not limited to those pertaining to equal opportunity and affirmative action, in the use and operation of the Demised Premises and in connection with any construction, maintenance or alteration undertaken by Tenant at the Demised Premises;

          (h) not use, except to identify Tenant's address (i) as part of its mailing address on letterhead and other similar materials or (ii) for purposes of Tenant's publications, the name of Landlord or Columbia University or any of its officers, trustees, agents, employees, students or faculty members for any purpose whatsoever without receiving the prior written approval of Landlord. Without limiting the generality of the foregoing, Tenant shall not conduct its operations at the Demised Premises under any name which includes the word "Columbia", or otherwise hold itself or its business out as having any affiliation with Landlord or Columbia University or Columbia-Presbyterian Medical Center;

          (i) comply strictly with the Plan (as defined in Section 4.01 hereof);

          (j) not use biohazardous agents requiring a degree of containment in excess of that described as National Institutes of Health Biosafety Level 2, as defined in the U.S. Department of Health and Human Services, Public Health Service, Centers for Disease Control and National Institutes of Health, Biosafety in Microbiological and Biomedical Laboratories, dated
             --------------------------------------------------------
     May, 1988 and any updates or revisions thereto (the "DHH Specifications");
                                                          ------------------

          (k) conduct all scientific research and development activities in conformity with at least the minimum practices, equipment and facilities recommended for such activities in the DHH Specifications; and

          (l) not use or permit the use of any human subjects or live and/or whole dead animals (including, without limitation, live and/or whole dead mice or rats) on or at the Demised Premises for any research purposes.

     Section 6.02  Tenant shall not, without the prior written consent of Owner,
     ------------
exhibit, inscribe, paint, affix, place or permit any sign, insignia, advertisement, awning, canopy, banner, flag, pennant, aerial, antenna lettering, notice or other object on any part of the outside or inside of the Demised Premises or the Premises or on corridor walls which would be visible from the public areas or from the surrounding streets and sidewalks. Landlord may withhold its consent to any sign proposed by Tenant for any reason, or for no reason. In the event of the violation of any of the provisions of this Section by Tenant, Landlord, with or without notice to Tenant, may remove such object without any liability, and may charge the expense incurred in such removal to Tenant as Additional Rent. Each such object consented to by Landlord shall, to Landlord's satisfaction, be kept clean and in good order and repair and appearance by and at the expense of Tenant, including, whenever necessary in Landlord's judgment, the replacement thereof with materials approved by Landlord. Notwithstanding anything to the contrary contained herein, Landlord's consent shall not be required for professional quality interior signs relating to or describing Tenant's business or operations, provided that such signs are not visible from the public areas or from surrounding streets or sidewalks.

     Section 6.03  Landlord shall cause Tenant's name, and the names of
     ------------
permitted subtenants or assignees, if any, and office location to be listed in a lobby sign board in plain view. Tenant's name, and names of permitted subtenants or assignees, if any, and office location shall also be posted in all locations designated by the Landlord for such purpose. Tenant shall also have the right to place an identifying sign on its office door and shall have the right to affix an identifying sign on the wall of the fifth floor elevator landing, subject to Landlord's approval of the size, materials and design of same.


                                   ARTICLE 7
                                   ---------

                                Window Cleaning
                                ---------------

     Section 7.01  Tenant shall not clean or require, permit, suffer or allow
     ------------
any window in the Demised Premises to be cleaned from the outside in violation of Legal Requirements.


                                   ARTICLE 8
                                   ---------

              Legal Requirements/Environmental Legal Requirements
              ---------------------------------------------------

     Section 8.01  Tenant, at its sole cost and expense, shall comply with all
     ------------
Legal Requirements applicable to the Demised Premises and the use and occupancy of the Demised Premises and the Building by Tenant. The term "Legal
                                                              -----
Requirements" shall mean any and all laws, statutes, ordinances, orders, rules,
------------
regulations, directives and requirements (including, without limitation, building codes, zoning regulations and ordinances) of all federal, state, county, city and borough departments, bureaus, boards, agencies, offices, commissions and other subdivisions thereof, or of any other governmental, public or quasi-public authority whether now or hereafter in force, and all requirements, obligations and instruments of record that may be applicable to this Lease, the Premises or the Demised Premises or any part thereof.

     Section 8.02.  The term "Hazardous Materials" shall mean any flammable,
     ------------
explosive, radioactive, chemical or infectious materials, hazardous (or biohazardous) materials or wastes, hazardous or toxic substances, pollutants, gas, vapor, radiation, chemical or related materials, asbestos or any material containing asbestos, or any other substance or materials as defined in or regulated by any Environmental Legal Requirements. "Environmental Legal
                                                     -------------------
Requirements" shall mean (a) any and all policies and procedures of Landlord
------------
(including, without limitation, Landlord's Joint Radiation Safety Committee and Landlord's Office of Environmental Health and Safety) governing the use, handling or disposal of Hazardous Materials by its tenants, contractors, employees or researchers, now or hereafter in effect, provided, however, that
(i) Landlord, to the extent such policies and procedures are in writing, shall forward them to Tenant (ii) Landlord shall endeavor to apply such policies and procedures in a non-discriminatory manner and (iii) such policies and procedures shall not materially increase Tenant's financial obligations or materially decrease Tenant's rights pursuant to this Lease, and (b) any effective, applicable federal, state or local statute, code, ordinance, rule or regulation, any judicial or administrative order (whether or not on consent) or judgment applicable to Tenant including, without limitation, any judgment or settlement based on common law theories, and any provisions or condition of any permit, license, franchise, concession, agreement or other authorization to which Tenant is a party or of which Tenant has actual knowledge or which affects the Demised Premises and/or the Building and is binding on Tenant relating to (i) the protection of the environment, the safety and health of persons (including employees) or the public welfare from actual or potential exposure (or effects of exposure) to any actual or potential release, discharge, disposal or emission (whether past or present) of any Hazardous Materials or (ii) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any Hazardous Materials, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. (S)9601 et. seq., the Solid Waste Disposal Act, as amended by
                        --- ----
the Resource Conservation and Recovery Act of 1976, as amended by the Solid and Hazardous Waste Amendments of 1984, 42 U.S.C. (S)6901 et seq., the Federal Water
                                                      -- ----
Pollution Control Act, as amended by the Clean Water Act of 1977, 33 U.S.C.
(S)1251 et seq., the Toxic Substances Control Act of 976, 15 U.S.C. (S)2601 et
        -- ----                                                             --
seq., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C.
----
(S)1101 et seq., the Clean Air act of 1966, as amended, 42 U.S.C. (S)7401 et
        -- ----                                                           --
seq., the National Environmental Policy Act of 975, 42 U.S.C. (S)4321 et seq.,
----                                                                  -- ----
the Rivers and Harbours Act of 1899, 33 U.S.C. (S)401 et seq., the Endangered
                                                      -- ----
Species Act of 1973, as amended, 16 U.S.C. (S)1531 et seq., the Occupational
                                                   -- ----
Safety and Health Act of 1970, as amended, 29 U.S.C. (S)651 et seq., and the
                                                            -- ----
Safe Drinking Water Act of 1974, as amended, 42 U.S.C. (S)300 et seq., the
                                                              -- ----
Atomic Energy Act of 1954, 42 U.S.C.A. (S)2011 et seq., Article 27, (S)15 of the
                                               -- ----
New York State Environmental Conservation Law, Title IV, Article 175 of the New York City Health Code and all rules, regulations and guidance documents promulgated or published thereunder.

     Section 8.03
     ------------

     A. Tenant represents, warrants and covenants that Tenant and the Plan are in compliance with and will comply at all times during the Term with all Environmental Legal Requirements and all Legal Requirements and Tenant hereby indemnifies, defends, and holds Landlord harmless from and against all liability for any and all damages, claims, costs, expenses and fees (including, without limitation, attorney's fees and disbursements and court costs) that might arise from (a) Tenant's (i) breach of the foregoing representation, covenant and warranty; (ii) failure to operate in accordance with the Plan, all Environmental Legal Requirements or Legal Requirements or (iii) generating, releasing, handling removal or disposing of any Hazardous Materials which were generated by or brought into the Demised Premises by Tenant, Tenant's agent or contractor; or
(by) Landlord's cooperation with Tenant or participation in the removal or disposal of any Hazardous Materials generated by or brought to the Demised Premises by Tenant. Any amounts hereunder shall be deemed additional Rent and become due and payable within twenty (20) days after notice thereof, together with interest at the Default Interest Rate, by Tenant to Landlord.

     B. Landlord represents and warrants to Tenant that (a) to the best of Landlord's knowledge there are no Hazardous Materials in or about the Demised Premises or the Building except in compliance with Environmental Legal Requirements; and (b) to the best of Landlord's knowledge as of the date that possession of the Demised Premises is delivered to Tenant, the Demised Premises shall be in compliance with all applicable Legal Requirements and Environmental Legal Requirements.

     Section 8.04  In the event that at any time during the Term (including any
     ------------
Renewal Term) hereof Tenant shall receive notice of any alleged violation of any Environmental Legal Requirement or any Legal Requirement, including, without limitation, any Legal Requirement relating to the care and maintenance of animals, Tenant shall promptly notify Landlord thereof in writing, which notice shall be accompanied by a copy of such notice of alleged violation.


                                   ARTICLE 9
                                   ---------

                           Access to Demised Premises
                           --------------------------

     Section 9.01  Tenant shall permit Landlord, Landlord's agents and public
     ------------
utilities servicing the Building to erect, use and maintain, concealed ducts, pipes and conduits in and through the Demised Premises, provided that (i) Landlord shall use reasonable efforts to minimize interference with Tenant's use of the Demised Premises, (ii) that such ducts, pipes and conduits are placed within the existing walls or appropriately furred, and (iii) Landlord shall give Tenant such advance notice as is reasonably practicable under the circumstances. Landlord or Landlord's agents shall have the right on reasonable notice and at any reasonable time (and, in the event of an emergency, at anytime) to enter the Demised Premises to examine the same, to show them to prospective purchasers, mortgagees or lessees of the Building or space therein, and to make such repairs, alterations, improvements or additions as Landlord may deem reasonably necessary to the Demised Premises or to any other portion of the Building, or winch Landlord may elect to perform following Tenant's failure to make repairs or perform any work which Tenant is obligated to make or perform under this Lease, and Landlord shall be allowed to take all material into and upon the Demised Premises that may be required therefor without the same constituting an eviction or constructive eviction of Tenant in whole or in part and rent shall not abate whatsoever while said repairs, alterations, improvements or additions are being made, by reason of loss or interruption of business of Tenant, or otherwise, provided, however, that in the event that as a result of such repairs, alterations, improvements or additions, Tenant is unable to utilize the Demised Premises in its entirety, or if Tenant's access thereto is completely precluded for a period in excess of five (5) consecutive Business Days, Fixed Rent shall abate from such sixth (6th) consecutive Business Day until such time as Tenant is no longer prevented from obtaining such access or until such time as Tenant may again utilize the Demised Premises, as the case may be.

     Section 9.02  Without limiting the generality of the foregoing, Tenant
     ------------
shall permit Landlord, Landlord's agents and representatives of any entity responsible for enforcement of Environmental Legal Requirements or Legal Requirements to enter the Demised premises upon reasonable notice and whenever reasonably possible, with the accompaniment of a representative of Tenant, for inspection and monitoring Tenant's activities for compliance with Environmental Legal Requirements, Legal Requirements and the Plan.


                                   ARTICLE 10
                                   ----------

                                    Default
                                    -------

     Section 10.01  Each of the following events shall be an "Event of Default"
     -------------                                            ----------------
hereunder:

          (1) if Tenant shall fail to pay any installment of Fixed Rent or Fixed Repayment within five (5) days after receipt of written notice from Landlord that such payment is due (provided, however, if Tenant shall fail to pay any installment of Fixed Rent or Fixed Repayment within five (5) days of the day when due in three (3) or more instances during any consecutive twelve (12) month period, Landlord shall no longer be required to give Tenant any notice provided herein before such event shall constitute an Event of Default); or

          (2) if Tenant shall fail to pay Additional Rent for thirty (30) days after receipt of written notice from Landlord that such payment is due; or

          (3) if Tenant's interest in this Lease shall devolve upon or pass to any person, whether by operation of law or otherwise, except as expressly permitted hereby; or

          (4) (a) if Tenant shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

               (b) if Tenant shall commence or institute any case, proceeding or other action (A) seeking relief on its behalf as debtor, or to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property; or

               (c) if Tenant shall make a general assignment for the benefit of creditors; or

               (d) if any case, proceeding or other action shall be commenced or instituted against Tenant (A) seeking to have an order for relief entered against it as debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all of any substantial part of its property, which either (i) results in any such entry of an order for relief, adjudication of bankruptcy or insolvency or such an appointment or the issuance or entry of any other order having a similar effect or (ii) remains undismissed for a period of sixty (60) days; or

               (e) if any case, proceeding or other action shall be commenced or instituted against Tenant seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its property which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or

               (f) if Tenant shall, in writing, consent to, approve of, or acquiesce in, any of the acts set forth in clauses (b), (c), (d) or (e) above; or

               (g) if a trustee, receiver or other custodian is appointed for any substantial part of the assets of Tenant which appointment is not vacated or effectively stayed with thirty (30) business days; or

          (5) if Tenant shall not be in compliance with the Plan and all Environmental Legal Requirements and such noncompliance shall continue for ten
(10) days after notice by Landlord to Tenant or if such noncompliance is of a nature that it cannot be completely remedied within said period of ten (10) days and Tenant shall not commence within said period of ten (10) days, or shall not thereafter diligently prosecute to completion all steps necessary to remedy such noncompliance; or

          (6) if Tenant shall abandon the Demised Premises for a period of one-hundred twenty (120) days and does not within such one-hundred twenty (120) day period notify Landlord of its intention to return or, having given such notice, does not thereafter return within one-hundred twenty (120) days; or

          (7) if Tenant shall default in the observance or performance of any other term, covenant or condition of this Lease on Tenant's part to be observed or performed and Tenant shall fail to remedy such default within thirty (30) days after written notice by Landlord to Tenant of such default, or if such default is of such a nature that it cannot be completely remedied within said period of thirty (30) days and Tenant shall not commence within said period of thirty (30) days, or shall not thereafter diligently prosecute to completion, all steps necessary to remedy such default.

     Section 10.02  If an Event of Default (i) described in Section 10.01(4)
     -------------
hereof shall occur, or (ii) described in Section 10.01(1), 10.01(2), 10.01(3), 10.01(5), 10.01(6) or 10.01(7) shall occur and Landlord, at any time thereafter, at its option gives written notice to Tenant stating that this Lease and the Term shall expire and terminate on the date specified in such notice, which date shall be at least ten (10) Business Days from the date of such notice, and if, on the date specified in such notice, Tenant shall have failed to cure the default which was the basis for the Event of Default, then this Lease and the Term and all rights of Tenant under this Lease shall expire and terminate as if the date on which the Event of Default described in clause (i) above occurred or the date specified in the notice given pursuant to clause (ii) above, as the case may be, were the Expiration Date and Tenant immediately shall quit and surrender the Demised Premises. Anything contained herein to the contrary notwithstanding, if such termination shall be stayed by order of any court having jurisdiction over any proceeding described in Section 10.01(4) hereof, or by federal or state statute, then, following the expiration of any such stay, or if the trustee appointed in any such proceeding, Tenant or Tenant as debtor-in-possession shall fail to assume Tenant's Obligations under this Lease within the period prescribed therefor by law of within ninety (90) days after entry of the order for relief or as may be allowed by the court, or if said Trustee, Tenant or Tenant as debtor-in-possession shall fail to provide adequate protection of Landlord's right, title and interest in and to the Demised Premises or adequate assurance of the complete and continuous future performance of Tenant's obligations under this Lease as provided in Article 24 (Bankruptcy), Landlord, to the extent permitted by law or by leave of the court having jurisdiction over such proceeding, shall have the right, at its election, to terminate this Lease on five (5) days' notice to Tenant, Tenant as debtor-in-possession or said trustee, and upon the expiration of said five (5) period, this Lease shall cease and expire as aforesaid and Tenant, Tenant as debtor-in-possession or said trustee shall immediately quit and surrender the Demised Premises as aforesaid.

     Section 10.03  If this Lease shall be terminated as provided in Section
     -------------
10.02 hereof, Landlord, without notice, may reenter and repossess the Demised Premises using such force for that purpose as may be reasonably necessary without being liable to indictment, prosecution or damages therefor and may dispossess Tenant by summary proceedings or otherwise.

     Section 10.04  If, at any time, (i) Tenant shall comprise two (2) or more
     -------------
Persons, or (ii) Tenant's obligations under this Lease shall have been guaranteed by any person other than Tenant, or (iii) Tenant's interest in this Lease shall have been assigned, the word "Tenant", as used in Section 10.01, shall be deemed to mean any one or more of the persons primarily or secondarily liable for Tenant's obligations under this Lease. Any monies received by Landlord from or on behalf of Tenant during the pendency of any proceeding of the types referred to in Section 10.01 shall be deemed paid as compensation for the use and occupation of the Demised Premises and the acceptance of any such compensation by Landlord shall not be deemed an acceptance of rent or a waiver on the part of Landlord of any rights under Section 10.02.


                                   ARTICLE 11
                                   ----------

                                Remedies/Damages
                                ----------------

     Section 11.01  If this Lease shall be terminated as provided in Section
     -------------
10.02:

          (a) Tenant shall quit and peacefully surrender the Demised Premises to Landlord, and Landlord and its agents may immediately, after the date upon which this Lease and the Term shall expire and come to an end, reenter the Demised Premises or any part thereof, without notice, either by summary proceedings, or by any other applicable action or proceeding, or by such force as may be reasonably necessary or otherwise (without being liable to indictment, prosecution or damages therefor), and may repossess the Demised Premises and dispossess Tenant and any other persons from the Demised Premises and remove any and all of their property and effects from the Demised Premises; and

          (b) Landlord, at Landlord's option, may relet the whole or any part of the Demised Premises from time to time, either in the name of Landlord or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the Expiration Date, at such rental or rentals and upon such other conditions, which may include concessions and free rent periods, as Landlord, in its sole discretion, may determine; provided, however, that Landlord shall have no obligation to relet the Demised Premises or any part thereof and shall in no event be liable for refusal or failure to relet the Demised Premises or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent due upon any such reletting, and no such refusal or failure shall operate to relieve Tenant of any liability under this Lease or otherwise affect any such liability, and Landlord, at Landlord's option, may make such repairs, replacements, alterations, additions, improvements, decorations and other physical changes in and to the Demised Premises as Landlord, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability.

     Section 11.02  Tenant, on its own behalf and on behalf of all persons
     -------------
claiming through or under Tenant, including all creditors, does further hereby waive any and all rights which Tenant and all such persons might otherwise have under any present or future law to redeem the Demised Premises, or to reenter or repossess the Demised Premises, or to restore the operation of this Lease, after
(a) Tenant shall have been dispossessed by a judgment or by warrant of any court or judge, or (b) any expiration or termination of this Lease and the Term, whether such dispossess, expiration or termination shall be by operation of law or pursuant to the provisions of this Lease. The words "re-enter", "re-entry" and "re-entered" as used in this Lease shall not be deemed to be restricted to their technical legal meanings. In the event of a breach or threatened breach by Tenant, or any persons claiming through or under Tenant, of any term, covenant or condition of this Lease, Landlord shall have the right to enjoin such breach or threatened breach and the right to invoke any other remedy allowed by law or in equity as if re-entry, summary proceedings and other special remedies were not provided in this Lease for such breach. The right to invoke the remedies hereinbefore set forth are cumulative and shall not preclude Landlord from invoking any other remedy allowed at law or in equity.

     Section 11.03  If this Lease and the Term shall expire and come to an end
     -------------
as provided in Article 10 hereof, or by or under any summary proceeding or any other action or proceeding, or if Landlord shall re-enter the Demised Premises as provided in Section 11.01, or by or under any summary proceeding or any other action or proceeding, then, in any of said events:

          (a) Tenant shall pay to Landlord all Fixed Rent, Fixed Repayment and Additional Rent payable under this Lease by Tenant to Landlord to the date upon which this Lease and the Term shall have expired and came to an end or to the date of re-entry upon the Demised Premises by Landlord, as the case may be;

          (b) Tenant shall also be liable for and shall pay to Landlord, as damages, any deficiency (referred to as "Deficiency") between the rent for
                                              ----------
     the period which otherwise would have constituted the unexpired portion of the Term and the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of Section 11.01 for any part of such period (first deducting from the rents collected under any such reletting all of Landlord's reasonable expenses in connection with the termination of this Lease, Landlord's re-entry upon the Demised Premises and such reletting, including, but not limited to, all repossession costs, brokerage commissions, legal expenses, attorneys' fees and disbursements, alteration costs and other expenses of preparing the Demised Premises for such reletting); any such Deficiency shall be paid in monthly installments by Tenant on the days specified in this Lease for payment of installments of Fixed Rent, Landlord shall be entitled to recover from Tenant each monthly Deficiency as the same shall arise, and no suit to collect the amount of the Deficiency for any month shall prejudice Landlord's right to collect the Deficiency for any subsequent month by a similar proceeding; and

          (c) Whether or not Landlord shall have collected any monthly Deficiency as aforesaid, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, on demand, in lieu of any further Deficiency as and for liquidated and agreed final damages, a sum equal to the amount by which Fixed Rent, Fixed Repayment and Additional Rent for the period which otherwise would have constituted the unexpired portion of the Term exceeds the then fair and reasonable rental value of the Demised Premises for the same period, both discounted to present worth at the then current "base" rate charged by Citibank N.A., or its successor, as of the date the Lease is terminated, less the aggregate amount of Deficiencies theretofore collected by Landlord pursuant to the provisions of Section
     11.03 for the same period; if, before presentation of proof of such liquidated damages to any court, commission or tribunal, the Demised Premises, or any part thereof, shall have been relet by Landlord for the period which otherwise would have constituted the unexpired portion of the Term or any part thereof, the amount of rent reserved upon such reletting shall be deemed, prima facie, to be the fair and reasonable rental value
                      -----------
     for the part of the whole of the Demised Premises so relet during the term of the reletting.

     If the Demised Premises, or any part thereof, shall be relet, together with other space in the Building, the rents collected or reserved under any such reletting and the expenses of any such reletting shall be equitably apportioned for the purposes of this Section 11.03. Tenant shall in no event be entitled to any rents collected or payable under any reletting, whether or not such rents shall exceed the Fixed Rent reserved in this Lease. Solely for the purposes of this Article 11, the term "Fixed Rent" and "Fixed Repayment" as used in this
Section 11.03 shall mean the Fixed Rent and Fixed Repayment in effect immediately prior to the date upon which this Lease and the Term shall have expired and come to an end, or the date of re-entry upon the Demised Premises by Landlord, as the case may be. Nothing contained in Article 10 hereof or this
Article 11 shall be deemed to limit or preclude the recovery by Landlord from Tenant of the maximum amount allowed to be obtained as damages by any statute or rule of law, or of any sums or damages to which Landlord may be entitled in addition to the damages set forth in this Section 11.03.


                                   ARTICLE 12
                                   ----------

                                 Eminent Domain
                                 --------------

     Section 12.01  A.   If the whole or a substantial part of the Demised
     -------------
Premises shall be acquired or condemned by eminent domain for any public or quasi-public purpose, then, and in that event, this Lease shall terminate as of the date of title vesting in such proceeding.

     B. If less than a substantial part of the Demised Premises shall be acquired or condemned by eminent domain for any public or quasi-public purpose, then, this Lease shall continue in full force and effect, except that the Fixed Rent shall be equitably adjusted on the date of title vesting in such proceeding on the basis of the rentable square feet of that portion of the Demised Premises not acquired or condemned. For purposes hereof "a substantial part of the Demised Premises" shall be considered to have been taken if 25% or more of the Demised Premises are acquired or condemned by eminent domain.

     C. In the event of any such acquisition or condemnation of all or any part of the Demised Premises, Landlord shall be entitled to receive the entire compensation or award for any such acquisition or condemnation. Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired portion of the Term or for Tenant's leasehold interest and Tenant hereby expressly assigns to Landlord all of its right, title and interest in and to any such award, and also agrees to execute any and all further documents that may be required in order to facilitate the collection thereof by Landlord. Nothing contained in this Section shall be deemed to prevent Tenant from making a separate claim in any condemnation proceeding for any relocation expenses, if any, and its leasehold improvements and fixtures.

                                   ARTICLE 13
                                   ----------

                                Quiet Enjoyment
                                ---------------

     Section 13.01  Provided that no Event of Default has occurred, Tenant may
     -------------
peaceably and quietly enjoy the Demised Premises for the term hereby granted without molestation or disturbance by or from Landlord or any person claiming through Landlord, subject to the terms and conditions of this Lease, the REA, the Special Permit and the Ground Lease and any other Superior Leases and Superior Mortgages now or hereafter affecting the Demised Premises.


                                   ARTICLE 14
                                   ----------

                                   No Waiver
                                   ---------

     Section 14.01  The failure of Landlord to seek redress for violation of, or
     -------------
to insist upon the strict performance of, any covenant or condition of this Lease shall not prevent a subsequent act, which would have originally constituted a violation, from having all of the force and effect of an original violation. The receipt by Landlord of Fixed Rent, Fixed Repayment or Additional Rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waver of such breach. No provision of this Lease shall be deemed to have been waived by Landlord, unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Fixed Rent, Fixed Repayment or Additional Rent shall be deemed to be other than on account of the earliest stipulated Fixed Rent, Fixed Repayment or Additional Rent, or as Landlord may elect to apply same, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Fixed Rent, Fixed Repayment or Additional Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Fixed Rent, Fixed Repayment or Additional Rent or pursue any other remedy in this Lease provided. Any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of this Lease in whole or in part unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.


                                   ARTICLE 15
                                   ----------

                                Waiver of Trial
                                ---------------

     Section 15.01  The respective parties hereto shall and they hereby do waive
     -------------
trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Demised Premises, or for the enforcement of any remedy under any statute, emergency of otherwise. If Landlord commences any summary proceeding against Tenant, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding (unless failure to interpose such counterclaim would preclude Tenant from asserting in a separate action the claim which is the subject of such counterclaim), and will not seek to consolidate such proceeding with any other action which may have been or will be brought in any other court by Tenant.


                                   ARTICLE 16
                                   ----------

                              Inability to Perform
                              --------------------

     Section 16.01  This Lease and the obligation of Tenant to pay rent
     -------------
hereunder and perform all of the other covenants and agreements hereunder on the part of Tenant to be performed shall in no wise be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease expressly or impliedly to be performed by Landlord or because Landlord is unable to make, or is delayed in making any repairs, additions, alterations, improvements or decorations or is unable to supply or is delayed in supplying any equipment or fixtures, if Landlord is prevented or delayed from so doing by reason of Force Majeure (as defined in Section 31.02 hereof) or by reason of any Environmental Legal Requirements or Legal Requirements, provided, however, that in the event that as a result of such inability of Landlord, Tenant is unable to utilize the Demised Premises in its entirety, or if Tenant's access thereto is completely precluded for a period in excess of five (5) consecutive Business Days, Fixed Rent shall abate from such sixth (6th) consecutive Business Day until such time as Tenant is no longer prevented from obtaining such access or until such time as Tenant may again utilize the Demised Premises, as the case may be.


                                   ARTICLE 17
                                   ----------

                               Fees and Expenses
                               -----------------

     Section 17.01  If Tenant shall default in the observance or performance of
     -------------
any term, covenant or provision of this Lease, Landlord may (but shall not be obligated to) immediately (or at any time thereafter) after fifteen (15) days' written notice to Tenant, perform the obligation of Tenant hereunder, provided, however, that Tenant shall have the right to cure such default within such fifteen (15) day period. If Landlord shall pay or incur any cost or expense in connection with such performance (including attorney's fees, disbursements and court costs), such sums so paid or incurred, together with interest at the Default Interest Rate, shall be deemed Additional Rent hereunder and shall be paid by Tenant to Landlord with five (5) days after receipt of written demand therefor accompanied with a bill setting forth the amount thereof.


                                   ARTICLE 18
                                   ----------

                                    Estoppel
                                    --------

     Section 18.01  Tenant, within ten (10) days of Landlord's notice requesting
     -------------
same, shall, from time to time and at any time upon at least ten (10) days' notice from Landlord, execute and deliver to Landlord or any person designated by Landlord, a statement certifying that (i) this Lease is in full force and effect and is unmodified (or if modified, stating the modifications), (ii) the dates through which Fixed Rent, Fixed Repayment and Additional Rent have been paid, (iii) whether it has received notice of any Event of Default hereunder,
(iv) whether Landlord is in default hereunder and (v) such further facts and information with respect to this Lease as Landlord may reasonably request.

     Section 18.02  Landlord, within ten (10) days of Tenant's notice requesting
     -------------
same, shall, from time to time and at any time upon at least ten (10) days' notice from Tenant, execute and deliver to Tenant or any person designated by Tenant, a statement certifying that (i) this Lease is in full force and effect and is unmodified (or if modified, stating the modifications), (ii) the dates through which Fixed Rent, Fixed Repayment and Additional Rent have been paid, and (iii) such further facts and information with respect to the Lease as Tenant may reasonably request.


                                   ARTICLE 19
                                   ----------

                                   Surrender
                                   ---------

     Section 19.01  Upon the expiration or earlier termination of the Term,
     -------------
Tenant shall quit
and surrender to Landlord, the Demised Premises broom clean, in good order and condition and Tenant shall remove all of Tenant's Property and any Alterations (as defined in Section 25.01 hereof) that Landlord has not previously given Tenant permission to leave in the Demised Premises and Tenant shall repair and restore the Demised Premises to the condition existing prior to the making of such Alteration or the installation of such Tenant's Property and repair any damage to the Demised Premises caused by such removal and restoration. Tenant shall remove all Hazardous Materials for which Tenant is responsible pursuant to this Lease in accordance with all applicable Environmental Legal Requirements. Notwithstanding anything to the contrary contained herein, Tenant shall not be required to (a) remove any Alteration made to the Demised Premises as part of Tenant's Work and (b) restore the Demised Premises to the condition existing prior to the construction of Tenant's Work.

     Section 19.02  If the Demised Premises are not surrendered upon the
     -------------
termination of this Lease, Tenant hereby indemnifies Landlord against any and all loss, cost, expense or liability resulting from the delay by Tenant in so surrendering the Demised Premises, including any claims made by any succeeding tenant or prospective tenant founded upon such delay.

     Section 19.03  In the event Tenant remains in possession of the Demised
     -------------
Premises after the termination of this Lease without the execution of a new lease, Tenant, at the option of Landlord, shall be deemed to be occupying the Demised Premises as a tenant from month-to-month, at a monthly rental equal to the sum of (i) two times the sum of (a) the monthly installment of Fixed Rent payable during the last month of the Term, and (b) one-twelfth (1/12th) of the Additional Rent payable during the last year of the Term; and (ii) the monthly installment (at such time) of Fixed Repayment (provided, however, that no monthly installment of Fixed Repayment shall be due and payable by Tenant for any period after the 10-year amortization period described in Section 3.04 hereof), subject to all of the other terms of this Lease insofar as the same are applicable to a month-to-month tenancy. Notwithstanding the foregoing, in the event that Tenant remains in possession of the Demised Premises after the termination of this Lease without the execution of a new lease, for a period in excess of three (3) months, then for such period commencing with the fourth month, the calculation of the monthly rental payable by Tenant under clause (i) of the preceding sentence shall be made by multiplying three times the sum of the amounts described in subclauses (a) and (b) of such clause.

                                   ARTICLE 20
                                   ----------

                            Subordination/Attornment
                            ------------------------

     Section 20.01  Subject to the provisions of Section 10.04 of the Ground
     -------------
Lease, this Lease shall be subject and subordinate to the Ground Lease, any other Superior Lease and to any Superior Mortgage. This section shall be self-operative and no further instrument of subordination shall be required; provided, however, that if confirmation of such subordination is requested, Tenant shall promptly execute and deliver a certificate to this effect to Landlord.

     Section 20.02  If, at any time prior to the termination of this Lease, any
     -------------
Superior Lessor or Superior Mortgagee or any person, or any Superior Lessor's or Superior Mortgagee's or such person's successors or assigns (Superior Lessor, Superior Mortgagee and any such person or successor or assign being herein collectively referred to as "Successor Owner") shall succeed to the rights of
                             ---------------
Landlord under this Lease through possession or foreclosure or delivery of a new lease or deed or otherwise, Tenant agrees, at the election and upon request of any such Successor Owner, from time to time, to fully and completely attorn to and recognize any such Successor Owner, as Tenant's landlord under this Lease upon the then executory terms of this Lease; provided such Successor Owner shall agree in writing to accept Tenant's attornment. The foregoing provisions of this Section shall inure to the benefit of any such Successor Owner, shall apply notwithstanding that, as a matter of law, this Lease may terminate upon the termination of a Superior Lease, shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions. Tenant, however, upon demand of any such Successor Owner, shall execute, from time to time, instruments to evidence and confirm the foregoing provisions of this section, satisfactory to any such Successor Owner, acknowledging such attornment and setting forth the terms and conditions of its tenancy and Tenant hereby constitutes and appoints Landlord attorney-in-fact for Tenant to execute any such instrument for and on behalf of Tenant, such appointment being coupled with an interest. Upon such attornment, this Lease shall continue in full force and effect as a direct lease between such Successor Owner and Tenant upon all of the then executory terms of this Lease, except that such Successor Owner shall not be (a) liable for any previous act or omission or negligence of Landlord under this Lease; (b) subject to any counterclaim, defense or offset, which heretofore shall have accrued to Tenant against this Lease or by any previous prepayment of more than one month's rent, unless such modification or prepayment shall have been approved in writing by the Superior Lessor or Superior Mortgagee through or by reason of which the Successor Owner shall have succeeded to the rights of Landlord under this Lease; (d) liable for any security deposited pursuant to this Lease unless such security has actually been delivered to Successor Owner; (e) obligated to repair the Demised Premises or the Building or any part thereof, in. the event of total or substantial damage, beyond such repair as can reasonably be accomplished from the net proceeds of insurance actually made available to Successor Owner; or (f) obligated to repair the Demised Premises or the Building or any part thereof, in the event of partial condemnation, beyond such repair as can reasonably be accomplished from the net proceeds of any award actually made available to Successor Owner, as consequential damages allocable to the part of the Demised Premises or the Building not taken. Nothing contained in this Section 20.02 shall be construed to impair any right otherwise exercisable by any such Successor Owner.

     Section 20.03  As applied to the City, any conflict between the provisions
     -------------
of Section 20.01 above and Section 10.04 of the Ground Lease shall be resolved in favor of Section 10.04 of the Ground Lease.

     Section 20.04  Landlord shall use reasonable efforts to obtain a non-
     -------------
disturbance agreement on terms and conditions reasonably acceptable to the parties thereto from the holder of any future Superior Mortgage or Superior Lease. Landlord shall, upon request from Tenant, take appropriate action to obtain such a non-disturbance agreement from the City pursuant to Section
                                                                  -------

10.04 of the Ground Lease.
-----


                                   ARTICLE 21
                                   ----------

                                    Consents
                                    --------

     Section 21.01  Tenant hereby waives any claim against Landlord which it may
     -------------
have based upon any assertion that Landlord has unreasonably withheld or unreasonably delayed any requested consent, and Tenant agrees that its sole remedy shall be an action or proceeding to enforce any such provision or for specific performance, injunction or declaratory judgment. In the event of such a determination, the requested consent shall be deemed to have been granted; however, Landlord shall have no liability to Tenant for its refusal or failure to give such consent. The sole remedy for Landlord's unreasonably withholding or delaying of consent shall be as provided in this section. The foregoing limitations shall not, however, be applicable if it is determined in any action or proceeding that Landlord has willfully and arbitrarily withheld its consent in bad faith and without any business justification, provided, however, that in no event shall Tenant be entitled to receive any damages other than actual damages incurred by Tenant due to Landlord's withholding consent.


                                   ARTICLE 22
                                   ----------

                            [Intentionally Deleted]


                                   ARTICLE 23
                                   ----------

                           Assignment and Subletting
                           -------------------------

     Section 23.01  Neither this Lease nor the term and estate hereby granted
     -------------
shall be assigned, mortgaged, pledged, encumbered or otherwise transferred by Tenant, by operation of law or otherwise, and neither the Demised Premises, nor any part thereof, nor any of the Tenant's Property shall be encumbered or sublet or used or occupied or permitted to be used or occupied, or utilized for desk space or for mailing privileges by anyone other than Tenant and its employees, except as set forth in Section 23.02 hereof. For purposes of this Section 23.01,
                       -------------                              -------------
(a) the issuance of interests in any entity, or the transfer of interests in any entity (whether stock, partnership interest or otherwise) to any person or group of related persons, whether in a single transaction or a series of related or unrelated transactions, in such quantities that after such issuance or transfer, as the case may be, such transferee shall have control (as hereinafter defined) of such entity, shall be deemed an assignment, except that the transfer of the outstanding capital stock of any corporate Tenant by persons or parties (other than persons or parties owning 5% of more of the voting stock of such corporation) through the "over-the-counter" market or any recognized national securities exchange, shall not be included in the calculation of such transfer of control, (b) a "take-over agreement" pursuant to which one or more persons shall agree to assume the Obligations of Tenant hereunder in consideration of Tenant leasing space in another building shall be deemed an assignment of this Lease, and (c) a modification or amendment of a sublease which decreases the rent, extends the term or increases or decreases the subleased space shall be deemed a sublease. For the purposes of the preceding sentence, stock ownership shall be determined in accordance with the principles set forth in Section 544 of the Internal Revenue Code of 1986, as the same existed on January 1, 1987. For the purposes hereof, "control" shall mean with respect to any corporation, partnership or other business entity, the possession of the power directly or indirectly to direct or cause the direction of management and policy of such corporation, partnership or other business entity, whether through the ownership of voting securities, by contract, common directors or officers, the contractual right to manage the business affairs of any such corporation, partnership or business entity, or otherwise. Any person or legal representative of Tenant, to whom Tenant's interest under this Lease passes by operation of law or otherwise, shall be bound by the provisions of this Article 23.
     ----------


     Section 23.02  A.  Tenant may, upon ten (10) days prior written notice to
     -------------
Landlord, assign this Lease to a Related Entity (as hereinafter defined) or permit any corporation(s) or other business entity or entities that directly or indirectly control, are controlled by, or under common control with, Tenant (any such corporation or entity being hereinafter referred to as "Related Entity") to sublet, occupy or use (any such subletting, occupancy or use being hereinafter called a "letting") all or part of the Demised Premises for any of the purposes permitted to Tenant hereunder provided that (a) Tenant shall not be in default beyond any applicable grace period in the performance of any of its obligations under this Lease, and (b) prior to the effective date of such letting or assignment Landlord shall have been provided with proof reasonably satisfactory to it that such sublessee or assignee is a Related Entity. In the event of an assignment of this Lease to a Related Entity, Tenant shall remain fully liable for the performance of all of Tenant's obligations hereunder and Tenant and assignee shall enter into an instrument of assignment and assumption in form and substance reasonably satisfactory to Landlord. Within ten (10) days after the commencement of the term of any such letting or the date of such assignment, as the case may be, notice of such commencement or assignment and a duplicate original of such sublease or assignment shall be delivered by Tenant to Landlord. If at any time such sublessee, occupant, user or assignee shall cease to be a Related Entity of Tenant, said letting or assignment shall be null and void as of the date of cessation of such relationship and such sublessee, occupant, user or assignee shall vacate the Demised Premises within sixty (60) days of such date. Each such sublease or assignment shall be and shall provide that it is subject and subordinate to all of the terms, provisions and agreements of this Lease and the Ground Lease;

                    B. Tenant may, upon ten (10) days prior written notice, assign this Lease to or effect a letting to a Successor Corporation (as hereinafter defined) of Tenant, any such letting to be for all or part of the Demised Premises for any of the purposes permitted to Tenant hereunder, provided that (a) Tenant shall not be in default beyond any applicable grace period in the performance of any of its obligations under this Lease, (b) prior to the effective date of such letting or assignment, Landlord shall have been provided with proof reasonably satisfactory to it that such lessee or assignee is a Successor Corporation, and (c) after any merger or consolidation described in the next succeeding sentence of this paragraph, the assets, capitalization and net worth of such Successor Corporation shall be greater than or equal to the assets, capitalization and net worth of Tenant at the commencement of the Term or immediately prior to such merger or consolidation, whichever is greater. A "Successor Corporation", as such term is used in this Section 23.02B, shall mean
                                                      --------------
a corporation into which or with which Tenant is merged or consolidated in accordance with applicable statutory provisions for the merger or consolidation of corporations, provided that by operation of law or by effective provisions contained in the instrument of merger or consolidation, the liabilities of Tenant under this Lease are assumed by the corporation surviving such merger or consolidation. Within ten (10) days after the commencement of the term of any such letting or the date of such assignment, as the case may be, notice of such commencement or assignment and duplicate originals of any instruments with respect to such transaction shall be delivered to Landlord by Tenant or the Successor Corporation, as appropriate. Any such letting or assignment shall be subordinate to all of the terms, provisions and agreements of this Lease and the Ground Lease.

     C.   Except as expressly permitted pursuant to any other provision of this
Article 23, (i) if at any time, Tenant desires to sublet all or substantially
----------
all of the Demised Premises for a term ending within sixty (60) days of the Expiration Date, or to assign its interest in this Lease, Tenant shall send a notice (the "Subleasing Notice") to Landlord and shall be deemed to have granted
             -----------------
to Landlord the option, with respect to any such portion of the Demised Premises which Tenant proposes to sublet or assign pursuant to this Article 23 (or any
                                                           ----------
proposed or actual sublet, assignment or occupancy which Tenant undertakes in violation of the provisions of this Article 23 regardless of when and how
                                    ----------
Landlord receives notice of such proposed or actual sublet, assignment or occupancy), an option (the "Recapture Right") to be exercised by notice given to
                            ---------------
Tenant within thirty (30) business days after receipt of the Subleasing Notice or thirty (30) business days after Landlord has been made aware of any proposed or actual sublet, assignment or occupancy undertaken by Tenant in violation of the provisions of this Article 23, to terminate this Lease on the terms and conditions hereinafter set forth with respect only to the portion of the Demised Premises which is subject to any such proposed or actual subletting, assignment or occupancy (the "Recaptured Area"). In the event that Landlord exercises the
                   ---------------
Recapture Right then, as to the Recaptured Area:

          (a) Tenant shall vacate and surrender the Recaptured Area on or before the day immediately preceding the proposed commencement date of the proposed assignment, sublease or occupancy and the Lease shall terminate with respect to such Recaptured Area on such proposed commencement date as if such date were the Expiration Date;

          (b) from and after such date of termination, this Lease shall be deemed amended to (1) eliminate the Recaptured Area from the Demised Premises, (2) reduce the Fixed Rent payable hereunder by an amount equal to the Fixed Rent payable with respect to the Recaptured Area immediately prior to such termination, (3) reduce any

     Additional Rent to reflect the elimination of the Recaptured Area from the Premises and (4) make such other changes as are appropriate to reflect the elimination of the Recaptured Area from the Demised Premises. Landlord and Tenant shall execute a written amendment to this Lease prepared by Landlord and reasonably satisfactory to Landlord and Tenant setting forth the foregoing modifications (provided, however, that failure by either party to execute or deliver such amendment shall not impair the effectiveness of the provisions of this paragraph);

          (c) Landlord may, and shall have no liability to Tenant if Landlord shall, sublease the Recaptured Area (or any part thereof) to Tenant's prospective subtenant, assignee or occupant or to any other Person for all or any portion of the term of the proposed subletting, assignment or occupancy; and

          (d) Landlord, at its expense, shall make such alterations as may be required to separate physically the Recaptured Area from the remainder of the Demised Premises and to comply with all Legal Requirements and Insurance Requirements (unless the same would have been the responsibility of the sublessee pursuant to the proposed assignment, sublease or occupancy), and, at Landlord's expense (unless the same would have been the responsibility of Tenant pursuant to the proposed assignment, sublease or occupancy agreement), shall repair or restore to tenantable condition any part of the remainder of the Demised Premises which is damaged by such separation. If required by Legal Requirements and Insurance Requirements, Landlord shall afford Tenant and its agents, tenants, undertenants, or licensees reasonably appropriate means of ingress to and egress from the Recaptured Area, and, if required by Legal Requirements, and Insurance Requirements, Tenant shall afford Landlord and its agents, undertenants and licensees reasonably appropriate means of ingress to and egress from the remainder of the Demised Premises; and

          (e) on or prior to the Expiration Date, Tenant shall restore, or reimburse Landlord for its restoration cost with respect to, the Recaptured Area to the condition required by this Lease and/or the Ground Lease, except as otherwise set forth herein, including removal of any alterations made in the Recaptured Area by any party to the extent required by this Lease and/or the Ground Lease.

     D. If at any time Tenant desires to sublet all or any portion of the Demised Premises or to assign its interest in this Lease (other than a sublet or assignment to a Related Entity as set forth in Section 23.02A or a Successor
                                               --------------
Corporation as set forth in Section 23.02B hereof) and Landlord has elected not to exercise its Recapture Right as set forth in Paragraph B above, Tenant shall submit to Landlord the name and address of the proposed sublessee or assignee, its proposed use of the Demised Premises or portion thereof proposed to be subleased, a reasonably detailed description of such proposed sublessee's or assignee's business and any other information about such proposed sublessee or assignee reasonably requested by Landlord. Landlord agrees not to unreasonably withhold or delay its consent to any such subletting or assignment by Tenant, provided that the following conditions shall have been satisfied:

          (a) The use which the proposed assignee or subtenant intends for the Demised Premises shall be that permitted by Article 4 hereof;
                                                 ---------

          (b) In the reasonable judgment of Landlord, the proposed assignee or subtenant (i) is of good character; and (ii) is of substantial means and finances and in a position to finance satisfactorily its business;

          (c) The proposed assignment or sublease shall require the assignee or subtenant to undertake to operate its business in the Demised Premises with policies substantially similar to Tenant;

          (d) In the reasonable judgment of Landlord, the proposed assignment or subletting shall not adversely affect the Building or the interest of Landlord therein;

          (e) Tenant shall not have advertised or publicized in any way the availability of the demised premises without Landlord's consent, and no advertisement or other publicity shall state the proposed rental;

          (f) The proposed assignment contains an acceptance of such assignment by the assignee pursuant to which such assignee assumes and agrees to perform, directly for the benefit of Landlord, all of the terms, covenants and conditions of this lease on Tenant's part to be performed;

          (g) Tenant shall pay to Landlord Landlord's reasonable administrative costs, attorneys' fees, disbursements and any reasonable costs that may be incurred by Landlord in connection with such assignment or subletting, including, without limitation, the costs of making investigations as to the acceptability of the proposed assignee or subtenant;

          (h) The proposed assignment or sublease shall prohibit any further assignment or subletting by the assignee or subtenant, as the case may be;

          (i) Tenant shall not be in default beyond the expiration of any applicable notice and cure periods in the performance of any of its obligations under this Lease either at the time Landlord's consent to such assignment or subletting is requested or upon the proposed effective date of any such assignment or subletting;

          (j) The proposed assignee or subtenant shall not then be a tenant of any space in any building owned by Landlord, any related corporation of Landlord or The Presbyterian Hospital in the City of New York ("Presbyterian") or a related corporation of any such tenant, nor a party
       ------------
     who dealt with landlord or Landlord's agent, a related corporation of Landlord or its agent, or Presbyterian or any agent of Presbyterian (either directly or through a broker) for the rental of any space in any building owned by Landlord, a related corporation of Landlord or Presbyterian within the six (6) months immediately preceding Tenant's request for Landlord's consent;

          (k) The proposed assignee or subtenant shall not be a person then negotiating with Landlord or Landlord's agent, a related corporation of Landlord or its agent or Presbyterian or any agent of Presbyterian (either directly or through a broker) for the rental of any space in any building owned by Landlord, a related corporation of Landlord or Presbyterian; and

          (l) The proposed assignee or subtenant shall not be an employee of (1) Landlord (2) a related corporation of Landlord, or (3) Presbyterian.

Within ten (10) business days after the commencement of the term of any such subletting, or within ten (10) business days after the effective date of any such assignment, notice of such commencement on effective date and a duplicate original of such sublease or assignment shall be delivered by Tenant to Landlord.

     Notwithstanding anything to the contrary contained herein, if (1) Tenant shall sublet the Demised Premises or any portion thereof for rents, additional charges or other consideration which, after deducting from the amount of such rents, charges or other consideration, any brokerage commissions, actual and reasonable costs for labor and materials in preparing the space for subletting, and attorneys' fees and disbursements reasonably incurred by Tenant for such subletting (the "Deductions"), shall, for any period, exceed the rents
                 ----------
(excluding the Fixed Repayment) payable for the subleased space under this Lease for the same period (computed on a per square foot basis in the event of a subletting of less than the whole of the Demised Premises), or (2) Tenant shall assign its interest in this Lease for consideration (other than assumption by the assignee of Tenant's obligations hereunder) which exceeds any Deductions applicable thereto, then Tenant shall pay to Landlord, as Additional Rent, within ten (10) days after the date or dates on which such rents, charges and other consideration shall be payable to Tenant, one-half of any such excess.

     Tenant hereby indemnifies Landlord against liability from any claims that may be made against Landlord by any proposed assignee or sublessee by reason of Landlord's failure to consent in accordance with this Lease to any assignment or subletting or by any broker, finder or similar person claiming a commission or similar compensation in connection with any assignment or subletting or any proposed assignment or subletting.

     Section 23.03  In the event that Landlord grants its consent to any
     -------------
assignment or subletting, Tenant shall not be released from and shall remain fully liable for the performance of all of Tenant's obligations hereunder, including without limitation, the payment of rent hereunder. Landlord's consent to any assignment, mortgaging or subletting in any specific instance shall not constitute a waiver of the provisions of this Article as to any future or further assignment, mortgaging or subletting.

     Section 23.04  If Tenant's interest in this Lease is assigned or the
     -------------
Demised Premises or any portion thereof are sublet in violation of the provisions of this Article 23, such assignment or sublease shall be void and of no force and effect against Landlord, provided however, that

Landlord may collect an amount equal to the then Fixed Rent and all other Additional Rent from the assignee sublessee as a fee for its use and occupancy.


                                   ARTICLE 24
                                   ----------

                                   Bankruptcy
                                   ----------

     Section 24.01  In the event this Lease becomes subject to the provisions of
     -------------
the Bankruptcy Code, the rights and obligations of the parties hereunder shall be governed by the Bankruptcy Code as in effect on the date it becomes so subject.

     Section 24.02  If this Lease is assigned to any person pursuant to the
     -------------
provisions of the Bankruptcy Code, all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other consideration constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and shall be promptly paid to or turned over to Landlord.

     Section 24.03  If Tenant assumes this Lease and proposes to assign the same
     -------------
pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of the Lease on terms
                  ---- ----
acceptable to the Tenant, then notice of such proposed assignment shall be given to Landlord by Tenant no later than twenty (20) days after receipt by Tenant, but in any event no later than ten (10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption. Such notice shall set forth (a) the name and address of such person, (b) all of the terms and conditions of such offer, and (c) adequate assurance of future performance by such person under the Lease, including, without limitation, the assurance referred to in Section 365(b)(3) of the Bankruptcy Code. Subject to any requirements of the Bankruptcy Code, Landlord shall have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration if any, as the bona fide offer made by
                                                         ---- ----
such person, less any brokerage commissions which would otherwise be payable by Tenant out of the consideration to be paid by such person in connection with the assignment of this Lease. The term "adequate assurance of future performance" as used in this Lease shall mean that any assignee proposed pursuant to this Section shall, among other things, (a) deposit with Landlord on the assumption of this Lease an amount equal to the then annual Fixed Rent and Fixed Repayment payable hereunder (the "Assignee Security") as security for the faithful
                        -----------------
performance and observance by such assignee of the terms and obligations of this Lease, which sum shall be held and applied as set forth in Section 24.04, (b) furnish Landlord with financial statements of such assignee for the prior three
(3) fiscal years, as finally determined after an audit and certified as correct by a certified public accountant, which financial statements shall show a net worth equal to at least one-half (1/2) the Fixed Rent and Fixed Repayment then payable by Tenant at the time of the proposed assignment for each of such three (3) years, (c) grant to Landlord a security interest in such property of the proposed assignee as Landlord shall deem necessary to secure such assignee's future performance under this Lease, and (d) provide such other information or take such action as Landlord, in its reasonable judgment shall determine is necessary to provide adequate assurance of the performance by such assignee of its obligations under the Lease.

     Section 24.04  If an assignee under Section 24.03 defaults in respect of
     -------------
any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of rent, Landlord may apply or retain the whole or any part of the Assignee Security so deposited to the extent required for the payment of any rent as to which assignee is in default or offer any sum which Landlord may expend or may be required to expend by reason of assignee's default in respect of any of the terms, covenants and conditions of this Lease, including, but not limited to, any damages or deficiency in the reletting of the Demised Premises, whether such damage or deficiency accrued or accrues before or after summary proceedings or other re-entry by Landlord. If Landlord applies or retains any part of the Assignee Security so deposited, assignee, upon demand, shall deposit with Landlord the amount so applied or retained so that Landlord shall have the full deposit on hand at all times during the Term. If assignee shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the Assignee Security shall be returned to assignee after the Expiration Date and after delivery of possession of the entire Demised Premises to Landlord. In the event of a sale or leasing of the Premises or the Building, Landlord shall have the right to transfer the Assignee Security to the vendee or lessee and Landlord shall thereupon be released by assignee from all liability for the return of such security; and assignee shall look solely to the new landlord for the return of said Assignee Security. The provisions hereof shall apply to every transfer or assignment made of the Assignee Security to a new landlord. Assignee will not assign or encumber or attempt to assign or encumber the monies deposited herein as Assignee Security and neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.


                                   ARTICLE 25
                                   ----------

                                  Alterations
                                  -----------


     Section 25.01   (a) Tenant shall make no changes, additions or alterations
     -------------
("Alterations") in on or to the Demised Premises without the prior written
  -----------
consent of Landlord, which consent shall not be unreasonably withheld or delayed provided such alterations are non-structural and do not affect any of the Building systems. Notwithstanding anything to the contrary contained herein, Landlord's consent shall not be required with respect to any Alterations which
(i) are
non-structural and do not affect any of the Building systems and (ii) cost less than $25,000.00 to perform provided, however, that Tenant shall notify Landlord of such Alterations prior to Tenant's undertaking to perform such Alterations.

     (b) Tenant hereby covenants and agrees that Tenant shall, at Tenant's sole cost and expense, perform Tenant's Work in accordance with the Plans and Specifications, which Plans and Specifications have been approved by Landlord, as the same may be amended by Change Order(s) pursuant to Section 25.07(a) hereof. Tenant's Work shall be performed in accordance with all of the terms and conditions of this Lease. Prior to commencing Tenant's Work Tenant shall obtain all licenses, permits and approvals required by all applicable Legal Requirements.




     Section 25.02 (a) If Landlord shall consent to any Alterations proposed by
     -------------
Tenant, then such Alterations, shall be completed strictly in accordance with plans and specifications approved by Landlord and Landlord's Construction Requirements, a copy of which Construction Requirements will be delivered to Tenant upon request therefor, at Tenant's sole cost and expense, in a good and first-class workmanlike manner, using good quality materials and equipment which shall be at least equal in quality to the standards for the Building then established by Landlord, and in accordance with all Legal Requirements and the terms of this Lease and the Ground Lease, and shall be commenced promptly after approval is received and thereafter prosecuted diligently to completion. Any Alterations for which consent has been received shall be performed strictly in accordance with the approved plans and specifications therefor, and no amendments or additions thereto shall be made without the prior consent of Landlord. Tenant shall pay to Landlord as Additional Rent Landlord's out-of-pocket expenses (including the fees of Landlord's architect and engineer) for reviewing said plans and specifications (other than the Plans and Specifications for Tenant's Work, for which no fee shall apply) and inspecting the Alterations, in an amount not to exceed $500.00 for each such review.

     (b) Tenant shall coordinate its construction with Landlord and with other tenants in the Building so that it will not unreasonably interfere with or delay the completion of any other construction work in the Building, and, to that end, Tenant and its contractors and subcontractors shall use only the Demised Premises for the performance of Tenant's Alterations.

     Section 25.03  Tenant shall use only duly licensed, reputable contractors
     -------------
reasonably approved in advance by Landlord to perform any Alterations. Each such contractor shall (i) carry such workers' compensation, general liability, personal and property insurance as Landlord shall require and (ii) (a) with respect to any Alterations costing less than $50,000.00, reasonable assurance in writing, satisfactory to Landlord, that Tenant has the financial ability to complete such Alterations and (b) with respect to any Alterations costing more than $50,000.00 prior to the Commencement of any such Alterations, if requested by Landlord, furnish Landlord with payment and performance bonds at least equal to 125% of the full amount of the reasonably estimated costs (as determined by Landlord) of the Alterations to be made.

     Section 25.04  Tenant agrees that it will not at any time prior to or
     -------------
during the Term, either directly or indirectly, employ or permit the employment of any contractor, mechanic or laborer, or permit any materials in the Demised Premises, if the use of such contractor, mechanic or laborer or such materials would, in Landlord's reasonable opinion, create any strike or jurisdictional dispute with other contractors, mechanics or laborers engaged by Tenant, Landlord, the City or other tenants, or would in any way unreasonably disturb the construction, maintenance, cleaning, repair, management, security or operation of the Building or any part thereof. In the event of any interference or conflict, Tenant, upon demand of Landlord, shall cause all contractors, mechanics or laborers, or all materials causing such interference, difficulty or conflict, to leave or be removed from the Building immediately.

     Section 25.05  No approval of plans or specifications by Landlord or
     -------------
consent by Landlord allowing Tenant to make Alterations in the Demised Premises shall in any way be deemed to be an agreement by Landlord that the contemplated Alterations comply with any Legal Requirements or Insurance Requirements or any certificate of occupancy for the Building nor shall it be deemed to be a waiver by Landlord of the compliance by Tenant with any of the terms of this Lease. Nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any Alteration to, or repair of, the Demised Premises, the Building or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any mechanic's liens against Landlord's interest in the Demised Premises, the Building or the Premises. Notice is hereby given that neither Landlord nor Landlord's agents, nor any Superior Lessor or Superior Mortgagee shall be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and that no mechanic's or other lien for.such labor or materials shall attach to or affect any estate or interest of Landlord or any Superior Lessor or Superior Mortgagee in and to the Demised Premises or the Premises. If any mechanic's lien is filed against the Demised Premises or the Premises for work claimed to have been done for, or material furnished to, Tenant, such lien shall be discharged, within thirty (30) days of the date of filing, at Tenant's expense by payment or by filing the bond required by law.

     Section 25.06  Prior to commencing any Alteration, Tenant shall deliver to
     -------------
Landlord certificates evidencing additional insurance of such types and in such amounts as Landlord or the Insurance Requirements shall reasonably require Tenant or any contractor to maintain. The policies of such additional insurance shall name Landlord, the City, EDC, UDC and such other Persons as Landlord shall reasonably require as additional insureds, as their interests may appear.




     Section 25.07 (a) For purposes of this Lease, the following terms shall
     -------------
have the following meanings:

               (i) "substantial completion", "substantially complete" or similar words to that effect shall mean Tenant's completion of Tenant's Work substantially in accordance with the Plans and Specifications and all Change Orders (as hereinafter defined) but for minor "punch list" items which would not interfere with Tenant's ability to occupy the Demised Premises and conduct its business therein for the purposes set forth in this Lease.

               (ii) "Plans and Specifications" shall mean the Plans and Specifications for Tenant's Work submitted to and approved by Landlord a list of which is annexed hereto as Exhibit B and made a part hereof.

               (iii) "Change Order" shall mean any change in the Plans and Specifications requested by Tenant and approved by Landlord and any increase or reduction in the cost of Tenant's Work approved by Landlord. The cost of any such Change Order shall be agreed upon by the parties at the time of its approval. Upon substantial completion of Tenant's Work, the Construction Loan (as hereinafter defined) shall be adjusted to reflect the net amount of all such Change Orders and any earned interest on the Construction Loan pursuant to Section 3.04
                                                                   ------------
          hereof and the monthly Fixed Repayment shall be adjusted to an amount equal to one-twelfth of the annual principal and interest payments of a self amortizing loan in the amount of $1,500,000.00 as adjusted by the net amount of all such Change Orders and earned interest amortizing on a straight line basis over ten (10) years at the Interest Rate plus one-one hundred and twentieth of the Closing Costs as described in Section 3.04 hereof. In the event that Landlord shall approve in writing a Change Order which is estimated (as expressly set forth in such Change Order) to delay the substantial completion of Tenant's Work beyond November 1, 1996, then the Rent Commencement Date shall be deemed to be the earlier to occur of (a) such new estimated substantial completion date or (b) the date Tenant or anyone claiming under or through Tenant shall occupy any part of the Demised Premises for the purposes set forth in Article 4 hereof.

               (b) Landlord and Tenant hereby agree that the cost of designing, constructing and performing Tenant's Work in accordance with the Plans and Specifications shall be paid as follows: (i) $320,000.00 (the "Grant") shall be paid outright by Landlord and (ii) $1,500,000 shall
          ------
          be paid in the form of a loan from Landlord to Tenant (the "Construction Loan") which shall be repaid to Landlord as set forth in
          ------------------
          Section 3.04 hereof. The Grant and the Construction Loan shall be disbursed as set forth in Article 46.
                                    ----------


                                   ARTICLE 26
                                   ----------

                                    Services
                                    --------

     Section 26.01  Landlord shall provide 24-hour, 7-day-a-week access to the
     -------------
Building and
unlimited passenger elevator service to the Demised Premises. Landlord shall provide freight elevator service on Business Days from 8 a.m. to 4 p.m. If Tenant shall require freight elevator service during any other time, Landlord shall furnish same provided that Tenant gives Landlord advance notice and that Tenant pays, on demand, as Additional Rent, Landlord's then established charges (applicable to all tenants of the Building) therefor. Landlord shall employ a security service to guard the main entrances to the Building 24 hours a day, 7 days a week, provided however Landlord shall have no responsibility or liability with respect to the action or inaction of such security service. Landlord shall provide an elevator security card system intended to limit access to the Demised Premises from the elevators to individuals presenting designated security cards but Landlord shall not be a guarantor of the efficacy of such system and shall not he liable for mechanical or other failure of such system.




     Section 26.02 (a) Landlord shall provide electric energy to the Demised
     -------------
Premises. Tenant shall pay Landlord for electricity consumed by Tenant in the Demised Premises as shown on a submeter installed and maintained by Landlord. Landlord will permit the electrical risers, feeders and wiring in the Building serving the Demised Premises to be used by Tenant for such purpose to the extent that they are available, suitable, safe and within the plan and design capacities of the Building. Tenant shall not be required to pay Landlord more than the amount calculated by applying to the measured demand and/or usage of electrical current in or furnished to the Demised Premises, the average rate per unit of measurement, inclusive of applicable taxes, surcharges, time of day and other charges, payable by Landlord for electrical current furnished to the Building by the utility company serving the Building. Should any tax or charge in the nature of a tax be imposed upon Landlord's receipts from the sale or resale of electrical current to the Demised Premises, then the pro rata share thereof allocable to the electrical current furnished to the Demised Premises shall be passed on to and paid by Tenant. Bills for Tenant's usage of electrical current shall be paid within ten (10) business days of receipt thereof by Tenant as Additional Rent hereunder. If due to any change in Legal Requirements, Landlord shall not be permitted to provide electric energy to the Demised Premises, then this Lease shall not be affected and Tenant shall arrange to obtain electric energy directly from the public utility company furnishing electrical service to the Building. In such event Tenant shall no longer pay Landlord for electricity consumed. During the period from the Commencement Date to the Rent Commencement Date, provided that no Event of Default shall have occurred and be continuing, Landlord shall provide electrical energy to the Demised Premises in accordance with the terms hereunder free of charge.

     (b) Tenant's use of electrical energy shall never exceed the capacity of the then existing risers or wiring installation, in each case. Landlord hereby represents that current capacity of the existing risers is not less than 15 watts per usable square foot. In order to insure that such electrical capacity is not exceeded and to avert possible adverse effect upon the Building's electrical system, Tenant shall not, without the prior written consent of Landlord, make or perform or permit any alteration to wiring installations or other electrical facilities in or serving the Demised Premises or any additions to the electrical fixtures, machines or equipment or appliances in the Demised Premises. Without limiting the generality of the foregoing, Landlord shall not consent to any such alteration or installation if, in Landlord's judgment, the same is unnecessary or will cause permanent damage or injury to the Building, the Building Equipment or the Demised Premises or will cause or create a hazardous condition or entail excessive or unreasonable alterations, repairs or expense or excessively interfere with or disturb other tenants or occupants. Only rigid conduit or such other wiring or conduit as shall not violate Legal Requirements will be allowed.

     (c) The Building electrical system shall include such emergency generator back-up power in the event of a loss of power or service as Landlord shall determine, which shall be provided by and maintained by Landlord at Landlord's sole cost and expense.

     (d) Landlord shall have no liability to Tenant for any loss, damage or expense which Tenant may sustain or incur by reason of any change, failure, inadequacy or defect in the supply or character of the electrical energy or emergency generator back-up power furnished to the Demised Premises or if the quantity or character of the electrical energy is no longer available or suitable for Tenant's requirements, except for any actual damage suffered by Tenant by reason of any such failure, inadequacy or defect caused by Landlord's negligence, and then only after actual notice thereof.

     Section 26.03  (a) Landlord shall make available from the public water
     -------------
supply to a point or points at or near the Demised Premises selected by Landlord such quantities of domestic cold and hot water as Landlord, in its sole and reasonable judgment, deems adequate for normal laboratory and ordinary lavatory, cleaning and drinking purposes. In the event that the Tenant requires hot or cold water for any purposes other than those specified in the preceding sentence, including, but not limited to high volume laboratory usage, Tenant shall pay Landlord, as Additional Rent, for water consumed, as shown on separate submeters for cold and hot water maintained by Tenant, at Tenant's expense (and installed by Landlord if no such submeters are in place or if there are existing submeters for the Demised Premises that are broken), together with all sewer charges and any other rent, tax, levy or charge based thereon which now or hereafter is assessed, imposed or a lien upon the Demised Premises or the Premises, within ten (10) business days after bills are rendered. Payment for cold water shall be at the rate charged by the City for cold water. Payment for hot water shall be at three (3) times such rate. Landlord shall have no liability to Tenant for any loss, damage or expense which Tenant may sustain or incur if the quantity or character of water service changes or is no longer available or suitable for Tenant's purposes. During the period from the Commencement Date to the Rent Commencement Date, provided that no Event of Default shall have occurred and be continuing, Landlord shall provide hot and cold water to the Demised Premises in accordance with the terms hereunder free of charge.

     (b) Tenant shall notify Landlord, within ten (10) days after the Commencement Date, of the water meter number of each water meter serving the Demised Premises and whether such meter is for hot water or cold water. If any such meter is installed subsequent to the taking of possession by Tenant, then Tenant shall notify Landlord of such information within ten (10) days after such installation.

     Section 26.04  Landlord shall make available to a point or points at or
     -------------
near the Demised Premises such piping, systems, equipment and facilities as Landlord, in its reasonable judgment, deems adequate to provide gas service for normal laboratory consumption. Tenant shall pay Landlord, as Additional Rent, for gas consumed, as shown on a submeter, installed and maintained (and replaced, if necessary) by Landlord. The rates charged by Landlord therefor shall not exceed the rates charged by the utility company providing such service. Payment for gas consumed by Tenant in the Demised Premises shall be made by Tenant to Landlord within ten (10) business days of Tenant's receipt of Landlord's bill therefor. Tenant shall make no alteration, addition or repair to the gas connection, installations, equipment and/or facilities without the prior written consent of Landlord in each instance. Landlord shall have no liability to Tenant for any loss, damage or expense which Tenant may sustain or incur if the quantity or character of the gas service is changed or is no longer available or suitable for Tenant's requirements.

     Section 26.05  Landlord shall supply hot water for heat, chilled water from
     -------------
May 1 through October 31 of each calendar year during the Term, condenser water from November 1 through April 30 of each calendar year during the Term and ventilation ("HVAC") to the Demised Premises through existing Building risers, radiators and air handlers and additional HVAC equipment that may be installed as part of Tenant's Work (subject to the requirements set forth in Article 25 hereof) during appropriate seasons as may reasonably be required by Tenant for ambient heating and cooling seven days a week, 24 hours a day. If Tenant shall require additional chilled water, condenser water or hot water in excess of that which Landlord deems reasonably adequate for the purposes set forth above, Landlord shall furnish same at Landlord's then established rates and same shall be payable by Tenant as Additional Rent within ten (10) business days after receipt by Tenant of a bill therefor. Any HVAC equipment supplementing that described in the first sentence of this Section 26.05 shall be installed and maintained by Tenant at Tenant's sole cost and expense.

     Section 26.06  Tenant shall, at Tenant's sole cost and expense, keep the
     -------------
Demised Premises free from vermin, rodents or anything of a similar nature. If Tenant fails to keep the Demised Premises free from vermin, Landlord shall have the right, after reasonable notice, if practicable, at Tenant's sole cost and expense, to take any and all measures deemed necessary or desirable by Landlord to eradicate all vermin from the Demised Premises. In lieu of the foregoing provisions with respect to infestation control, Landlord, at its option, may select an exterminator to perform such services on behalf of Tenant. If Landlord does so, Tenant agrees to use such exterminator to the exclusion of all other exterminators, equipment or services. Tenant shall pay the charges therefor for such exterminator, provided, however, that such exterminators' charges are commercially competitive.

     Section 26.07  Landlord shall provide cleaning services in accordance with
     -------------
the specifications annexed hereto as Exhibit C and made a part hereof. Landlord shall, as part of said cleaning services, remove Tenant's normal accumulations of non-Hazardous Materials, rubbish and waste paper. Subject to the provisions of Section 26.09 hereof, Landlord shall provide reasonable storage in the basement of the Building for Tenant's Hazardous Materials in reasonable quantities for reasonable periods of time prior to the removal of such Hazardous Materials from the Building. Notwithstanding any provision to the contrary contained herein, in the event that at any time during the term of this Lease Landlord shall build any storage space in the basement of the Building which is made available to tenants in the Building, Tenant shall have the right to use and occupy an area equal to one-fifth of such available space, at no additional cost to Tenant, provided that Tenant's use of such space is for storage purposes only. It is hereby understood and agreed that Landlord has no obligation to build any such storage space.

     Section 26.08  Landlord shall supply compressed air and vacuum air to a
     -------------
point or points at the Demised Premises in quantities which Landlord deems reasonably adequate for normal laboratory purposes. If Tenant shall require additional compressed air and vacuum air in excess of that which Landlord deems reasonably adequate for the purposes set forth herein, Landlord shall furnish same at Landlord's then established rates and same shall be payable on demand by Tenant as Additional Rent hereunder.

     Section 26.09  Tenant shall be responsible for the proper storage and
     -------------
removal from the Demised Premises and the Building and the dispose of all of Tenant's Hazardous Materials. Tenant shall contract for the disposal of Hazardous Materials, at Tenant's cost and expense, with vendors approved by Landlord, in its sole and absolute discretion. In contracting with any such vendor, Landlord shall endeavor to ensure that Tenant shall receive the benefit of any volume discount granted to Landlord by such vendor.

     Section 26.10  Tenant shall have the right to use on a non-exclusive, first
     -------------
come-first serve basis, together with other tenants and occupants of the Building, Landlord's autoclave facility and glassware washer located in the basement of the Building. Landlord shall be responsible for ensuring that such autoclave facility and glassware washer are operational and functional as of the date the Tenant occupies the Demised Premises for the conduct of its business after the completion of Tenant's Work. Tenant hereby agrees to pay Landlord's standard established fees applicable to all tenants of the Building for such use, which fees shall be in the form of (i) an hourly access fee and (ii) a fee on an hourly basis for any personnel of Landlord used by Tenant in the facility. Landlord shall employ trained personnel who shall be available for Tenant's nonexclusive first come-first serve use of the autoclave facility and glassware washer. Attached hereto as Exhibit E are the proposed specifications for the
                           ---------
autoclave facility and the glassware washer (collectively, the "Autoclave and
                                                                -------------
Glassware Specifications"). Tenant understands and acknowledges that the
------------------------
Autoclave and Glassware Specifications may be changed at any time by Landlord in its sole and absolute discretion, provided, however, in the event that Landlord shall change the Autoclave and Glassware Specifications, Landlord shall endeavor to provide an autoclave facility and glassware washer similar to the autoclave facility and glassware washer described in the Autoclave and Glassware Specifications.


                                   ARTICLE 27
                                   ----------

                               Windows; Machinery
                               ------------------

     Section 27.01  (a) If at any time any windows of the Demised Premises are
     -------------
temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to, Landlord's own acts, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction.

     (b) Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the Building without Landlord's prior written consent, which consent shall not be unreasonably withheld. If such safe, machinery, equipment, bulky matter or fixtures require special handling, all work in connection therewith shall comply with all Legal Requirements applicable thereto and shall be done during such hours as Landlord may reasonably designate.


                                   ARTICLE 28
                                   ----------

                                   Insurance
                                   ---------

     Section 28.01  Tenant shall, at Tenant's sole cost and expense, obtain and
     -------------
maintain the following types of insurance in not less than the indicated amounts with insurance carriers reasonably acceptable to Landlord:

     (a) Workers' Compensation and Employer's Liability insurance with respect to all persons employed by Tenant at the Demised Premises (including, during the period during which any Alterations are being constructed, Tenant shall cause its contractors and its subcontractors to obtain such insurance for its employees, all contractors and subcontractors) with a limit of liability in accordance with applicable law in the case of Workers' Compensation and with a limit of liability of not less than the following in the case of Employer's
Liability:

          Bodily Injury by Accident - $100,000 each accident;
          Bodily Injury by Disease - $500,000 policy limit;
          Bodily Injury by Disease - $100,000 each employee;

     (b) Comprehensive or commercial general liability (bodily injury and property damage) with a combined single limit of liability for bodily injury and property damage of $2,000,000 per occurrence;

     (c) "All risk" property insurance (which includes coverage for plate glass breakage and water damage) which provides coverage for all property of Tenant, including Tenant's Work and all Alterations, within the Demised Premises in an amount equal to the replacement cost of such property; and

     (d) Such different or the same types of insurance set forth above in such amounts as may from time to time be reasonably required by Landlord against such other insurable hazards as at the time are commonly insured against in the case of premises similarly situated.

     Section 28.02  (a) All insurance shall be written in form and substance
     -------------
reasonably satisfactory to Landlord, and issued by companies licensed to do business in New York State and authorized to issue such policies that have a "Best's" rating of B+11 or better or another rating acceptable to Landlord. All policies of insurance procured by Tenant shall contain endorsements providing that (a) such policies may not be reduced or cancelled (including for non-payment of premium) or allowed to lapse with respect to Landlord, the City, EDC, UDC or any other Superior Lessor or any Superior Mortgagee, or materially changed or amended, except after sixty (60) days prior notice from the insurance company by registered mail to (i) Tenant, (ii) Landlord at the address provided for in Article 29, (iii) Landlord in care of the Director of Risk Management, Columbia University 475 Riverside Drive, Suite 401, New York, New York, 10115, and (iv) the City, EDC, UDC, any other Superior Lessor and any Superior Mortgagee of which Tenant has notice, and (b) Tenant shall be solely responsible for the payment of premiums therefor notwithstanding that Landlord is named as an additional insured. On or before the Commencement Date, duly executed certificates of insurance (specifying each of the coverages enumerated above and including evidence of the waivers of subrogation required pursuant to Subparagraph (d), together with reasonably satisfactory evidence of payment of the premiums therefor, shall be delivered to Landlord in care of the following addresses: (x) Executive Director, Audubon Research Park, PH 1525 East, 630 West 168th Street, New York, New York 10032 and (y) Director of Risk Management, Columbia University, 475 Riverside Drive, Suite 401, New York, New York 10115. Certificates evidencing any endorsements to any such policies shall also be so delivered upon issuance thereof and a certificate evidencing each renewal or replacement of a policy shall be so delivered at least sixty (60) days prior to the expiration of such policy. Notwithstanding the foregoing requirements for delivery of certificates of insurance, certificates evidencing any endorsement and certificates of renewals and replacements, in any instance where Landlord or a Superior Lessor or Superior Mortgagee shall so require, an original policy or endorsement or renewal or replacement policy, as the case may be, shall be delivered in addition to or in place of such certificate(s). Tenant shall not carry any separate or additional insurance concurrent in form or contributing in the event of any loss or damage with any insurance required to be maintained by Tenant under this Lease. Notwithstanding the previous sentence, Tenant shall be permitted to carry a blanket or additional insurance policy which provides coverage in excess of the amounts required under this Article 28, so long as such policy complies with the requirements of Subparagraph (b) below. Further, all policies of insurance procured by Tenant shall be written as primary policies covering the Demised Premises occupied by Tenant not contributing with nor in excess of coverage that Landlord may carry.

     (b) All insurance procured by Tenant under this Article 28, except for the Worker's Compensation and Employer's Liability insurance described in Section 28.01(a) and the "all-risk" property insurance described in Section 28.01(c), shall name Landlord, Tenant, the City, EDC, UDC and any other Superior Lessor and any Superior Mortgagee as additional insureds, as their respective interests may appear, and shall contain an endorsement that each of Landlord, the City, EDC, UDC and any other Superior Lessor and any Superior Mortgagee, although named as additional insureds, nevertheless shall be entitled to recover under said policies any loss or damages occasioned to it, its agents, employees, contractors, directors, shareholder, partners, trustees and principals (disclosed or undisclosed) by reason of the negligence or tortious acts of Tenant, its servants, agents employees and contractors.

     (c) Tenant covenants that (a) Tenant shall pay all premiums due on policies required to be maintained by the terms of this Lease, and (b) Tenant shall not violate, or permit the violation of, any term or condition of such policies, and shall maintain the policies in full force and effect throughout the Term.

     (d) Each Party agrees to use its best efforts to include in each of its insurance policies a waiver of the insurer's right of subrogation against the other party, or if such waiver should be unobtainable or unenforceable (a) an express agreement that such policy shall not be invalidated if the insured waives or has waived before the casualty the right of recovery against any party responsible for a casualty covered by the policy, or (b) any other form of permission for the release of the other party. If such waiver agreement or permission shall not be, or shall cease to be obtainable without additional charge or at all, such party shall so notify the other party promptly after learning thereof. In such case, if the other party shall agree in writing to pay the insurer's additional charge therefor, such waiver, agreement or permission shall (if obtainable) be included in the policy. As long as Tenant's casualty insurance policies include the waiver of subrogation or agreement or permission to release liability referred to above, Tenant, to the extent that such insurance is in force and collectible, hereby waives (a) any obligation on the part of Landlord to make repairs to the Tenant's Property necessitated or occasioned by fire or other insured casualty, and (b) any right of recovery against Landlord, and any of Landlord's employees, agents or contractors, for any loss occasioned by fire or other insured casualty.

     (e) Landlord hereby agrees to maintain throughout the Term "all risk" property insurance for the Building as required by the Ground Lease.

                                  ARTICLE 29
                                  ----------

                                    Notices
                                    -------

          Section 29.01  Any bill, notice, request or other communication given
          -------------
or made hereunder shall be in writing and either (a) sent by registered or certified mail, return receipt requested, postage prepaid, or (b) delivered in person or by overnight courier, with receipt acknowledged to, in the case of Tenant, the address given at the beginning of this Lease, Attention: Joanne M. Leonard, Vice President and Chief Financial Officer, and, in the case of Landlord, to Executive Director, Audubon Research Park, PH 1525 East, 630 West 168th Street, New York, New York, 10032, or to such other address for such party as said party shall hereafter designate by Notice given to the other party pursuant to this Section 29.01. Each notice mailed shall be deemed given on the fifth day following the date of mailing the same and each notice delivered in person or by overnight courier shall be deemed given when delivered. Copies of notices given to Landlord pursuant to the provisions of this Lease shall be sent by registered or certified mail, postage prepaid and return receipt requested to
(i) Office of the General Counsel, Columbia University, 535 West 116th Street, 110 Low Memorial Library, New York, New York, 10027, Attention: Deputy General Counsel, and (ii) Rosenman & Colin LLP, 575 Madison Avenue, New York, New York, 10022, Attention: Donald H. Siskind, counsel to Landlord.


                                   ARTICLE 30
                                   ----------

                         Non-Liability/Indemnification
                         -----------------------------

          Section 30.01  Neither Landlord nor Landlord's agents, officers,
          -------------
directors, shareholders, partners, trustees or principals (disclosed or undisclosed), nor the City, any other Superior Lessor, EDC, UDC or any Superior Mortgagee shall be liable to Tenant or Tenant's agents, employees, contractors, invitees, customers, concessionaires or licensees or any other occupant of the Demised Premises, and Tenant shall indemnify Landlord and hold Landlord harmless from and against any liabilities in connection with or arising from any injury to Tenant or to any other Persons or any damage to, or loss (by theft or otherwise) of, any of Tenant's Property or the property of any other Person, irrespective of the cause of such injury, damage or loss, except to the extent due to the gross negligence or wilful misconduct of Landlord or Landlord's agents without contributory negligence on the part of Tenant, or its employees, agents, contractors, invitees, customers, concessionaires, licensees or other occupants of the Building. Tenant waives, to the full extent permitted by law, any right it might otherwise have to claim consequential damages in connection with the negligence of Landlord or Landlord's agents. Any Building employee to whom any property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant's agent with respect to such property, and neither Landlord nor Landlord's agents shall be liable for any loss or damage to any such property by theft or otherwise.

          Section 30.02  Neither (a) performance by Landlord, Tenant or others
          -------------
of any repairs or improvements to the Demised Premises, (b) failure of Landlord or others to make any such repairs or improvements, (c) damage to equipment, the Demised Premises or Tenant's Property, (d) any injury to any Persons caused by other Persons in the Building, or by operations in the construction of any private, public or quasi-public work, or by any other cause, (e) latent defect in the Building or Building Equipment, nor (f) injury to or interruption of Tenant's business or operations by reason of any of the events or occurrences referred to in the foregoing subdivisions (a) through (f) shall impose any liability on Landlord to Tenant, unless Landlord or Landlord's agents, employees or contractors shall have acted in a grossly negligent manner.

          Section 30.03  Tenant hereby indemnifies Landlord in connection with
          -------------
or arising from (a) any default by Tenant in the performance of any of the terms of this Lease on Tenant's part to be performed, (b) the use or occupancy or manner of use or occupancy of the Demised Premises by Tenant or any Person claiming under Tenant, (c) any Alterations or improvements made to the Demised Premises by Tenant or any other Person (other than Landlord or Landlord's agents), (d) any acts, omissions or negligence of Tenant or any Person claiming under Tenant, or the contractors, agents, employees, invitees or licensees of Tenant or any such Person, in the Demised Premises, the Building or the Premises either prior to, during or after the expiration of the Term of this lease, (e) the use of the Building lobby or corridors for ingress and egress to and from the Demised Premises by Tenant, or the contractors, agents, employees, invitees or licensees of Tenant, whether or not in violation of the provisions of this Lease or (f) any failure by Tenant or its agents, contractors, employees or licensees to comply with any Environmental Legal Requirement or Legal Requirement.

          Section 30.04  Tenant shall pay to Landlord as Additional Rent, within
          -------------
ten (10) days following receipt by Tenant of bills or statements therefor evidencing the costs, sums equal to all losses, costs, liabilities, claims, damages, fines, penalties and expenses referred to in this Article 30, together with interest at the Default Interest Rate. Tenant shall have the right to contest the payment of such sums provided that Tenant first makes such payment to Landlord. If it is finally determined by judicial process or arbitration that all or a portion of such sums were not due to Landlord, Tenant shall promptly receive a refund for such sums paid.

          Section 30.05  To the extent that any liability is imposed upon
          -------------
Landlord as a matter of law, Tenant shall look solely to Landlord's estate and interest in the Building for the satisfaction of any right of Tenant for the collection of a judgment or other judicial process or arbitration award requiring the payment of money by Landlord and no other property or assets of Landlord, Landlord's agents, officers, directors, partners, joint venturers, trustees or principals (disclosed or undisclosed) or affiliates shall be subject to levy, lien execution, attachment or other enforcement procedure for the satisfaction of Tenant's rights and remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or under law, or Tenant's use and occupancy of the Demised Premises or any other liability of Landlord to Tenant.

                                  ARTICLE 31
                                  ----------

                                   Casualty
                                   --------

          Section 31.01  Tenant shall notify Landlord immediately if all or any
          -------------
portion of the Demised Premises are damaged or destroyed by fire or other casualty, and this Lease shall remain in full force and effect without abatement of rent hereunder, except as set forth below.

          Section 31.02  (a) If all or any portion of the Demised Premises are
          -------------
damaged or rendered unusable by fire or other casualty, the damages thereto shall be promptly repaired by and at the expense of Tenant and, provided that Tenant continuously and diligently prosecutes such repairs to completion, Fixed Rent and Additional Rent shall be abated from the date of the occurrence of such casualty to the date of substantial completion with respect to the portion of the Demised Premises so unusable based upon the relationship that the square footage of the unusable portion of the Demised Premises bears to the total square footage of the Demised Premises.

          (b) (i) If the Building is so damaged that the Demised Premises is totally or partially unusable or access thereto is not possible, then, Landlord shall within thirty (30) days after such damage, cause its architect to deliver to Tenant a certification as to the estimated period within which Landlord shall be able to restore such portion of the Building so damaged. If (i) the time period set forth in the architects certificate shall exceed one hundred eighty
(180) days from the date of such damage, (ii) the time period set forth in such certificate is less than one hundred eighty (180) days, but Landlord fails to complete such restoration within two hundred and ten (210) days, subject to delay by reason of Force Majeure (as hereinafter defined), or (iii) if the Building is so damaged that the Demised Premises is totally unusable or access thereto is not possible and such damage occurs during the last year of the Term, Tenant may terminate the Lease by notice to Landlord given within thirty (30) days after either Tenant's receipt of such certification or the termination of such two hundred and forty day period as adjusted by reason of Force Majeure, as the case may be, specifying a date for the expiration of the Lease, which date has not be more than sixty (60) days after the giving of such notice. Upon the date specified in such notice the term of this Lease shall expire as fully and completely as if such date were the date set forth above for the expiration of this Lease and Tenant shall forthwith quit, surrender and vacate the premises, without prejudice, however, to Landlord's rights and remedies against Tenant under the Lease provisions in effect prior to such termination. Any Fixed Rent, Fixed Repayment and Additional Rent and all other sums and charges payable by Tenant hereunder owing shall be paid up to the date of such casualty and any payments of Fixed Rent, Fixed Repayment and Additional Rent and other sums and charges payable by Tenant hereunder made by Tenant which were on account of any period subsequent to such date be returned to Tenant. For purposes of this Lease, "Force Majeure" shall be deemed to mean any and all causes beyond
        -------------
Landlord's reasonable control, including delays caused by Tenant, other tenants, governmental restriction, regulation or control, labor dispute, accident, mechanical breakdown, shortage or inability to obtain labor, fuel, steam, water, electricity or materials, acts of God, enemy action, civil commotion, fire, other casualty or the conditions of supply and demand which have been or are affected by war or other emergency.

          (ii) In the event that Tenant does not terminate this Lease as set forth in Section 31.02(b)(i) hereof, Landlord shall promptly restore such
         -------------------
portion of the Building so damaged at Landlord's expense and Fixed Rent shall be abated from the date of occurrence of such casualty to the date of substantial completion of such restoration with respect to the portion of the Demised Premises so unusable based upon the relationship that the square footage of the unusable portion of the Demised Premises bears to the total square footage of the Demised Premises.


                                   ARTICLE 32
                                   ----------

                              Maintenance/Repairs
                              -------------------

          Section 32.01  Landlord shall maintain, repair and keep in good order
          -------------
and condition at Landlord's expense, the public portions of the Building, interior and exterior and the Building Equipment and the Building systems. Tenant shall maintain, repair and keep in good order and condition, at Tenant's cost and expense, the Demised Premises and all improvements thereto, including without limitation, lighting, custom plumbing, if any (serving the Demised Premises only), window glass, electrical installations and supplemental HVAC, if any, serving the Demised Premises, during the Term.

          Section 32.02  Landlord shall have the option at any time to
          -------------
reasonably require Tenant to enter into a maintenance contract or contract with a contractor or contractors reasonably chosen by the Landlord or with Landlord directly for the provision of maintenance and repair and heavy cleaning services which are Tenant's obligation under this Article 32. The fee or fees payable by Tenant under any such contract shall not exceed Landlord's actual cost therefor.


                                   ARTICLE 33
                                   ----------

                                Additional Rent
                                ---------------

          Section 33.01  In addition to any other amounts that may become due
          -------------
and payable by Tenant to Landlord under this Lease, Tenant shall pay to Landlord on demand as Additional Rent hereunder, Tenant's Proportionate Share (hereinafter defined) of the amount by which any PILOT payment attributable to the Premises under Section 3.06 of the Ground Lease (or payment for services rendered in lieu thereof (or any portion thereof) pursuant to the Ground Lease or any separate agreement between Landlord and the City) and payments of Impositions and Taxes (as defined in the Ground Lease) under Article 4 of the Ground Lease due and payable by Landlord in any PILOT year (hereinafter defined) or Tax Year (as defined in the Ground Lease) exceed the amount of the PILOT payment and the amount of the payments for

Impositions and Taxes for the Base Year (hereinafter defined).

          Section 33.02  Tenant's Proportionate Share shall be 22 %.
          -------------

          Section 33.03  The term "Base year" shall mean the first year in which
          -------------
Landlord is obligated to make any PILOT payment or payment of Impositions or Taxes under the Ground Lease. The term "PILOT Year" shall mean each twelve (12) month period, commencing on the first day of July of each such period occurring during the Term hereof or such other 12 month period as may hereafter be adopted as the fiscal year for PILOT payment purposes by the City of New York.

          Section 33.04  In the event that Landlord shall become the fee owner
          -------------
of the land which is a part of the Premises (the "Real Property") and shall no longer be obligated to make payments under the Ground Lease as described in
Section 33.01 hereof, then the following provisions of this Section 33.04 and Sections 33.05 and 33. 06 shall apply:

          (a) The term "Landlord's Statement" shall mean an instrument containing a computation of Additional Rent due pursuant to the provisions of this Article 33 furnished by Landlord to Tenant.

          (b) The term "Base Tax Year" shall mean the first Tax Year (as defined in subparagraph (d) below) for which Landlord is Obligated to pay Taxes as fee owner of the Real Property.

          (c) The term "Taxes" shall mean (i) all real estate taxes, assessments (special or otherwise), sewer and water rents, rates and charges and any other governmental levies, impositions or charges of a similar or dissimilar nature, whether general, special, ordinary, extraordinary, foreseen or unforeseen, all computed without taking into account any exemption or abatement due to Landlord's tax exempt status, which may be assessed, levied or imposed upon all or any part of the Real Property, whether or not the same constitute one or more tax lots, and whether levied by the City of New York or any other taxing authority, and (ii) any expenses (including reasonable attorneys' fees and disbursements and experts' and other witness' fees) incurred by Landlord in contesting any of the foregoing or the assessed valuation of all or any part of the Real Property, provided, however, that such expenses shall not exceed the amount of any refund or any reduction in assessed valuation; but "Taxes" shall not include (a) any net income, franchise, "value added', inheritance or estate tax imposed upon Landlord, the Demised Premises or the Real Property, except to the extent set forth in the last sentence of this subsection, or (b) any interest or penalties incurred by Landlord as a result of Landlord's late payment of Taxes, except for interest payable in connection with the installment payments of assessments pursuant to the next sentence. If by law, any assessment may be divided and paid in annual installments, then, provided the same is not prohibited under the terms of any Superior Lease or Superior Mortgage, for the purposes of this Article, (x) such assessment shall be deemed to have been so divided and to be payable in the maximum number of annual installments permitted by law and (y) there shall be deemed included in Taxes for each Tax Year the annual installment of such assessment becoming payable during such Tax Year, together with interest payable during such Tax Year on such annual installment and on all installments thereafter becoming due as provided by law, all as if such assessment had been so divided. If at any time after the date hereof the methods of taxation prevailing at the date hereof shall be altered so that in lieu of or as an addition to or as a substitute for the whole or any part of the taxes, assessments, rents, rates, charges, levies or impositions now assessed, levied or imposed upon all or any part of the Real Property, there shall be assessed, levied or imposed (a) a tax, assessment, levy, imposition or charge based on the income or rents received therefrom whether or not wholly or partially as a capital levy or otherwise, or (b) a tax, assessment, levy, imposition or charge measured by or based in whole or in part upon all or any part of the Real Property and imposed upon Landlord, or (c) a license fee measured by the rents, or (d) a net income, franchise, "value added", inheritance, estate or other tax, assessment, levy, imposition, charge or license fee however described or imposed, then all such taxes, assessments levies, impositions, charges or license fees or the part thereof so measured or based shall be deemed to be Taxes; provided that any tax, assessment, levy, imposition or charge imposed on income from the Real Property shall be calculated as if the Real Property were the only asset of Landlord.

          (d) The Term "Tax Year" shall mean the twelve (12) month period commencing July 1 of each year, or such other period of twelve (12) months as may be duly adopted as the fiscal year for real estate tax purposes in The City of New York.

          (e) The term "Commercial Portion" shall mean the portion of the Building not used or held for university purposes or as common areas.

          (f) The term "Commercial Portion Taxes" payable for a Tax Year shall mean 100% of the Taxes payable for such Tax Year.

          Section 33.05  (a) Tenant shall pay as Additional Rent for each Tax
          -------------
Year all or any portion of which shall be within the term of this Lease, a sum ("Tenant's Tax Payment") equal to Tenant's Proportionate Share of the amount by which the Commercial Portion Taxes payable for such Tax Year exceed the Commercial Portion Taxes payable for the Base Tax Year, as finally adjusted and determined. Tenant's Tax Payment for each Tax Year shall be due and payable, in advance, on the first day of each July during each Tax Year, based upon the Landlord's Statement furnished prior to or after the commencement of such Tax Year, until such time as a new Landlord's Statement shall become effective. If a Landlord's Statement is furnished to Tenant after the commencement of a Tax Year in respect of which such Landlord's Statement is rendered, Tenant shall, within fifteen (15) days thereafter, pay to Landlord an amount equal to the amount of any underpayment of Tenant's Tax Payment with respect to such Tax Year as stated in the Landlord's Statement. In the event of an overpayment, Landlord shall either pay to Tenant, or, at Landlord's election, credit against subsequent payments under this Section 33.05, the amount of Tenant's overpayment as stated in the Landlord's Statement. If there shall be any increase in Taxes for any Tax Year, whether during or after such Tax Year, or if there shall be any decrease in the Taxes for any Tax Year during or after such Tax Year, Landlord may furnish a revised Landlord's Statement for such Tax Year, and Tenant's Tax Payment for such Tax Year shall be adjusted and paid or credited or refunded, as the case may be, substantially in the same manner as provided in the preceding sentence. If at any time after the date hereof, Taxes are required to be paid (either to the appropriate taxing authorities or as tax escrow payments to a Superior Lessor or Superior Mortgagee) on any other date or dates than as presently required, the Tenants Tax Payments shall be correspondingly accelerated or revised so that said Tenant's Tax Payments are due at least thirty (30) days prior to the date payments are due to the taxing authorities or a Superior Lessor or Superior Mortgagee. The benefit of any discount for any early payment or prepayment of Taxes and of any tax exemption or abatement relating to all or any part of the Real Property (due to Landlord's tax exempt status) shall accrue to the benefit of Landlord and Tenant (in the case of any tax exemption or abatement), and Taxes shall be computed by taking into account any such exemption or abatement.

          (b) Only Landlord shall have the right to institute tax reduction or other proceedings to reduce the assessed valuation of the Real Property. If Landlord shall receive a refund of Taxes for any Tax Year after the Base Tax Year, and if such refund shall be attributable to the Commercial Portion, Landlord shall either pay to Tenant or, at Landlord's election, credit against subsequent payments under this Section 33.05 Tenant's Proportionate Share of any part of such refund attributable to the Commercial Portion, not to exceed Tenant's Tax Payment paid for the Tax Year for which such refund was received; provided, however, that Tenant shall be entitled to receive any portion of any refund received by Landlord, or receive the benefit of any abatement or reduction in Taxes, attributable, in whole or in part, to Landlord's tax exempt status. Nothing herein shall obligate Landlord to file any application or institute any proceeding seeking a reduction in Taxes or assessed valuation.

          (c) Tenant's Tax Payment and any credits with respect thereto as provided in this Section 33.05 shall be made as provided in this Section 33.05 regardless of the fact that Tenant may be exempt, in whole or in part, from the payment of any taxes by reason of Tenant's diplomatic or other tax exempt status or for any other reason whatsoever.

          (d) Tenant shall pay to Landlord, within ten (10) business days after receipt of a bill therefor, as Additional Rent, any occupancy tax or rent tax now in effect or hereafter enacted and payable with respect to the Demised Premises or this Lease, if payable by Landlord in the first instance or hereafter required to be paid by Landlord.

          (e) If only a portion of a Tax Year shall be included within the Term, any Additional Rent under this Section 33.05 for such Tax Year shall be apportioned in the ratio which the number of days in such Tax Year which occur during the Term bears to the total number of days in such Tax Year. In the event of a termination of this Lease, any Additional Rent under this Section 33.05 shall be paid or adjusted within 30 days after the submission of Landlord's Statement. In no event shall Fixed Rent or Fixed Repayment ever be reduced by operation of this Section 33.05 and the rights and obligations of Landlord and Tenant under the provisions of this Section 33.05 with respect to any Additional Rent shall survive the termination of this Lease.

          Section 33.06 (a) Landlord's failure to render Landlord's Statements
          -------------
with respect to any Tax Year shall not prejudice Landlord's right to thereafter render a Landlord's Statement with respect thereto or with respect to any subsequent Tax Year nor shall the rendering of a Landlord's Statement prejudice Landlord's right to thereafter render a corrected Landlord's Statement for that Tax Year. Nothing herein contained shall restrict Landlord from issuing a Landlord's Statement at any time there is an increase in Taxes during any Tax Year or any time thereafter.

                        (b) Each Landlord's Statement shall be conclusive and binding upon Tenant unless within sixty (60) days after receipt of such Landlord's Statement, Tenant shall notify Landlord that it disputes the correctness of Landlord's Statement, specifying the particular respects in which such Landlord's Statement is claimed to be incorrect. Pending the resolution of such dispute, Tenant shall pay Tenant's Tax Payment in accordance with the applicable Landlord's Statement, without prejudice to Tenant's position. If such dispute is ultimately determined in Tenant's favor, Landlord shall promptly after such determination pay to Tenant any amount so overpaid by Tenant.

          Section 33.07  In the event that pursuant to the Ground Lease and the
          -------------
REA, Landlord becomes the owner of any additional real property treated, for purpose of Taxes, as part of the Real Property, appropriate adjustments with respect to Tenant's obligations pursuant to this Article 33 shall be made and Tenant shall be liable for payments under this Article 33, as so adjusted.


                                   ARTICLE 34
                                   ----------

                                    Parking
                                    -------

          Section 34.01  Tenant and its employees, clients, visitors and agents
          -------------
shall have the right seven days a week, twenty-four hours a day to the use of six (6) valet parking spaces (which parking spaces shall not be specifically dedicated to Tenant and the locations of which may be changed daily) at no cost to Tenant and up to fourteen (14) additional valet parking spaces which will be available on advance request therefor and upon payment by Tenant to Landlord monthly of Landlord's standard rates (which Landlord estimates will be approximately $130 per space per month). All such spaces ("Tenant's Parking Spaces") are located in the lot adjacent to the Building until such time as Landlord begins construction of a new building to be erected on such lot. Landlord shall give Tenant sixty (60) days' written notice in advance of commencing such construction and Tenant shall have removed all vehicles from such lot on or before the date set forth in such notice. From and after the date of such notice, Landlord shall use reasonable efforts to provide reasonably equivalent and suitable substitute temporary parking space for

Tenant's use and agrees that Tenant's Parking Spaces shall be made available at a permanent location convenient to the Building, if, as and when same are constructed, on the same terms and conditions as set forth herein. Each such lot that Tenant shall use shall have valet parking services, which shall be provided to Tenant, during hours to be determined by Landlord in its sole and absolute discretion. The use of all such parking spaces shall at all times be subject to Landlords reasonable rules, regulations and procedures.


                                   ARTICLE 35
                                   ----------

                                     Broker
                                     ------

          Section 35.01  Each party represents, warrants and covenants to the
          -------------
other party that there is no broker, finder, consultant or similar person entitled to a commission, fee or other compensation in connection with the consummation of the Lease and no conversations or prior negotiations were had by such party or anyone acting on behalf of such party with any broker, finder, or consultant or similar person concerning the renting of the Demised Premises. Each party shall indemnify the other party against all costs, expenses, losses, damages and liabilities, including attorneys' fees and costs, arising from any claims for brokerage commissions, finder's fees or other compensation resulting from or arising out of any conversations, negotiations or actions had by the indemnifying party or anyone acting on behalf of the indemnifying party with any broker, finder, consultant or similar person. The other party shall have no liability for brokerage commissions arising out of an assignment or sublease by the indemnifying party and the indemnifying party shall indemnify the other party against all liability for brokerage commissions arising out of any such assignment or sublease. The provisions of this Article 35 shall survive the termination or expiration of this Lease.


                                   ARTICLE 36
                                   ----------

                                Security Deposit
                                ----------------

          Section 36.01  Tenant has deposited with Landlord the sum of
          -------------
$65,748.00 as security for the full and faithful performance and observance by Tenant of the terms, provisions and covenants of this Lease. In the event Tenant fails to perform any of its obligations hereunder, Landlord may use, apply or retain the whole or any part of such security to the extent required for the payment of any amounts as to which Tenant is in default or of any amounts which Landlord may expend or my be required to expend by reason of Tenant's default, including, without limitation any damages or deficiency in reletting the Demised Premises. In the event that Tenant shall have fully and faithfully complied with all of the terms, covenants and conditions of this Lease, such security shall be returned to Tenant after the Expiration Date and delivery of the Demised Premises to Landlord in the condition required hereunder.

          Section 36.02  In the event of a sale or lease of the Premises and the
          -------------
Building, Landlord shall have the right to assign or transfer the security to the purchaser or lessee, as the case may be, whereupon Landlord shall be released by Tenant from all liability for the return of such security. Tenant covenants that it will not attempt to assign, assign or otherwise attempt to encumber or encumber such security and that neither Landlord nor any successor or assign of Landlord shall be bound by any such assignment or attempted assignment, encumbrance or attempted encumbrance.

          Section 36.03  In the case of every use, application or retention by
          -------------
Landlord of all or any part of the security deposited pursuant to Section 36.01, Tenant shall, on demand, pay to Landlord the sum so used, applied or retained which shall be added to the security deposited hereunder so that the same shall be replenished to its former amount, and any failure by Tenant to pay such sum on demand shall constitute an Event of Default under this Lease.

          Section 36.04  Landlord agrees that the security deposited hereunder
          -------------
shall earn interest at a passbook savings rate. The interest accrued with respect thereto shall be added to and constitute a part of the security deposited hereunder, to be held and disposed of by Landlord in accordance with the terms of this Article 36. All security deposited and not used, applied, or retained pursuant to the terms of this Article 36 with respect to a default plus any interest payable with respect to the sum deposited by Tenant on account of the security deposited hereunder shall be paid to Tenant promptly after the Expiration Date, less an amount equal to one percent (1%) per annum for
                                                          --- -----
Landlord's administrative costs in connection with the security deposited hereunder.

          Section 36.05  Tenant shall, concurrently with execution and delivery
          -------------
of the Lease, and thereafter at any time upon request by Landlord, deliver to Landlord a fully completed Form W-9 (Request for Taxpayer Identification Number and Certification).


                                   ARTICLE 37
                                   ----------

                                 Miscellaneous
                                 -------------

          Section 37.01  Landlord shall have the right to erect a gate, chain or
          -------------
other obstruction or to close off any portion of the Premises to the public at any time to the extent necessary to prevent a dedication thereof for public use, provided that such gate, chain or obstruction shall not prevent Tenant's ingress to or egress from the Demised Premises.

          Section 37.02  The submission by Landlord to Tenant of this Lease in
          -------------
draft form shall be deemed submission solely for Tenant's consideration and not for acceptance and execution. Such submission shall have no binding force and effect, shall not constitute an option for the leasing of the Demised Premises, and shall not confer any rights or impose any obligations upon either party. The submission by Landlord of this Lease for execution by Tenant and the actual execution and delivery thereof by Tenant to Landlord shall similarly have no binding force and effect on Landlord unless and until Landlord shall have executed this Lease and a counterpart thereof shall have been delivered to Tenant.

          Section 37.03  This Lease contains the entire agreement between the
          -------------
parties and all prior negotiations and agreements are merged into this Lease. This Lease may not be changed, modified abandoned or discharged, in whole or in part, nor may any of its provisions be waived except by a written instrument which (a) expressly refers to this Lease, (b) is executed by both parties hereto and (c) is permissible under any Superior Mortgage, the Ground Lease and any other Superior Lease.

          Section 37.04  No vault, vault space or area is leased hereunder.
          -------------

          Section 37.05  If an excavation shall be made upon land adjacent to
          -------------
the Building or shall be authorized to be made, Tenant shall afford the person so authorized or so making to enter upon the Demised Premises for the purpose of performing such work as such person shall deem necessary to preserve any wall or the Building of which the Demised Premises are a part from damage and to support same by proper foundation without claim for damage, indemnity or abatement of rent, provided, however, that: (i) with respect to any excavation work being performed solely by Landlord on land adjacent to the Building, Landlord shall be liable for any damage to the Demised Premises caused by the gross negligence of Landlord or Landlord's agent in performing such excavation; and (ii) to the extent that such excavation work results in Tenant being unable to utilize the Demised Premises in its entirety or if Tenant's access thereto is completely precluded for a period in excess of five (5) consecutive Business Days, Fixed Rent shall abate from such sixth (6th) consecutive Business Day until such time as Tenant is no longer prevented from obtaining such access or until such time as Tenant may again utilize the Demised Premises, as the case may be.

          Section 37.06  If any of the provisions of this Lease, or the
          -------------
application thereof to any person or circumstance, shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

          Section 37.07  For the purposes of this Lease and all agreements
          -------------
supplemental to this Lease, unless the context otherwise requires:

          (a) Reference to "termination of the Lease" and words of like import
                            ------------------------
includes expiration or sooner termination of this Lease and the Term and the estate hereby granted or cancellation of this Lease pursuant to any of the provisions of this Lease or to law. Upon the termination of this Lease, the term and estate granted by this Lease shall end at noon of the date of termination as if such date were the Expiration Date and neither party shall have any further obligation or liability to the other after such termination except (i) as shall be expressly provided for in this Lease, and (ii) for such obligations as by their nature or under the circumstances can only be, or by the provisions of this Lease, may be, performed after such termination and, in any event, unless expressly otherwise provided in this Lease, any liability for a payment (which shall be apportioned as of such termination) which shall have accrued to or with respect to any period ending at the time of termination shall survive the termination of this Lease.

          (b)  The words "Tenant hereby indemnifies Landlord" and words of
                          ----------------------------------
similar import shall mean that Tenant hereby agrees to and hereby does indemnify, defend, and hold and save Landlord, Landlord's agents, New York State, the City, EDC, UDC and any other Superior Lessor or any Superior Mortgagee and their respective agents, employees, contractors, officers, directors, shareholders, partners, trustees and principals (disclosed or undisclosed), successors and assigns harmless from and against any and all cost, liability, claim, damage, fine, penalty and expense, including, without limitation, reasonable attorneys' fees and disbursements.

          (c) Each term, covenant, agreement, obligation or other provision of this Lease on Tenant's part to be performed shall be deemed and construed as a separate and independent covenant of Tenant, not dependent upon any of the other terms of the Lease. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. In the event of any action, suit, arbitration, dispute or proceeding affecting the terms of this Lease, no weight shall be given to any deletions or striking out of any of the terms of this Lease contained in any draft of this Lease and no such deletion or strike out shall be entered into evidence in any such action, suit, arbitration, dispute or proceeding nor used to interpret the intent of the parties nor given any weight whatsoever.


                                   ARTICLE 38
                                   ----------

                                 Renewal Option
                                 --------------

          Section 38.01  Provided that both at the time of the exercise of the
          -------------
option contained in this Section 38.01 and at the time of the commencement of the Renewal Term, no Event of Default shall have occurred and be continuing, Tenant shall have the right to renew the term of this Lease for an additional term of three (3) years, four (4) years or five (5) years (the "Renewal Term")
                                                                ------------
commencing on the day immediately following the Expiration Date and ending on
(i) the last day of the month in which occurs the day immediately preceding the eighth anniversary of the Rent Commencement Date, with respect to a three year Renewal Term; (ii) the last day of the month in which occurs the day immediately preceding the ninth anniversary of the Rent Commencement Date, with respect to a four year Renewal Term; (iii) the last day of the month in which occurs the day immediately preceding the tenth anniversary of the Rent Commencement Date, with respect to a five year Renewal Term; ((i), (ii) or (iii) herein after referred to as the "Renewal Term Expiration Date"), upon the same terms and conditions of
           ----------------------------
this Lease except as set forth in Section 38.02 hereof. If Tenant so elects to renew the Term for the Renewal Term, Tenant shall give notice to Landlord of such election on or before the date which is six (6) months prior to the commencement of the Renewal Term. Such notice from Tenant shall specify the length of such Renewal Term, it being hereby agreed that Tenant shall only have the right to renew the Term for a full three (3) year, four (4) year or five (5) year period.

          Section 38.02  In the event that Tenant timely exercises such right
          -------------
and provided that no Event of Default shall have occurred and then be continuing hereunder, the Expiration Date of this Lease shall be automatically extended for the Renewal Term as if the Renewal Term had been originally included in the Term, provided, however, that (i) the Fixed Repayment shall continue to be due and payable monthly throughout the Renewal Term at the same rate as provided in
Section 3.04 hereof (as the same may have been adjusted pursuant to Sections
------------
25.07 and 43.01 hereof); (ii) the terms of this Lease relating to Tenant's Work (other than the Fixed Repayment) shall not be applicable to the Renewal Term;
(iii) Tenant shall have no right to renew the term of this Lease for any period beyond the Renewal Term; (iv) Article 43 of this Lease shall be null and void and of no further force or effect upon Tenant's election to renew this Lease for the Renewal Term; and (v) annual Fixed Rent shall be as follows:

     Period                            Amount
     ------                            ------

Renewal Term Year 1      $252,033.96 per annum, payable in
                         equal monthly installments of
                         $21,002.83 each;

Renewal Term Year 2      $259,594.92 per annum, payable in
                         equal monthly installments of
                         $21.632.91 each;

Renewal Term Year 3      $267,382.80 per annum, payable in
                         equal monthly installments of
                         $22,281.90 each;

Renewal Term Year 4      $275,404.32 per annum, payable in
(if applicable)          equal monthly installments of
                         $22,950.36 each; and

Renewal Term Year 5      $283,666.44 per annum, payable in
(if applicable)          (if applicable) equal monthly installments of
                         $23,638.87 each.

                                  ARTICLE 39
                                  ----------

                                Expansion Right
                                ---------------




          Section 39.01  A.  Provided that no Event of Default shall have
          -------------
occurred and be continuing, in the event that Landlord shall have a bona fide third party (the "Third Party") apply to rent some or all of the space on the
                  -----------
fourth floor of the Building as shown by cross-hatching on Exhibit D annexed hereto and made a part hereof (the "Expansion Space") at any time during the
                                    ---------------
Term, Tenant shall have a right to lease all of the Expansion Space on the terms provided in this Lease, except that Fixed Rent shall be as set forth in clause B of this Section 39.01. Landlord shall give Tenant written notice of such Third
        -------------
Party's application for some or all of the Expansion Space. Landlord shall have no obligations to perform work or pay for work or loan money to Tenant to perform work in such space. Tenant shall have thirty (30) days from the date of receipt of the notice from Landlord to give Landlord written notice of its exercise of such right, as to which period time shall be of the essence. If
                                           ----------------------------
Tenant shall exercise its right within such thirty (30) day period, by amendment hereto such space shall be added to the Demised Premises on the terms and conditions set forth herein except that necessary modifications to this Lease, including, without limitation, the Fixed Rent and Tenant's Proportionate Share, shall be included in such amendment. Landlord and Tenant hereby agree to act in good faith to promptly execute and deliver such amendment. In the event that Tenant shall not exercise its right within such thirty (30) day period and Landlord rents the Expansion Space to such Third Party or to any other party applying to rent the same, then at such time, if any, as the Expansion Space again becomes available for renting during the Term, Tenant shall have the right to lease the Expansion Space as the terms and conditions set forth in this Subparagraph A. In the event that Tenant shall not exercise such right within thirty (30) days after notice from Landlord, as to which period time shall be of
                                                                ----------------
the essence, then Tenant shall have no further rights with respect to the
-----------
Expansion Space.

                         B.  Tenant shall pay Fixed Rent for the Expansion Space
as follows:

                         (a) For the period commencing on the date ("Expansion
                                                                     ---------
Space Commencement Date") which is the earlier to occur of (x) ten (10) days
-----------------------
after Tenant gives notice of exercise of its right to lease such space hereunder or (y) the date that the amendment is executed by and delivered to both parties thereto, through the Expiration Date, at the same rate per square foot as Tenant shall be paying for the original Demised Premises. In the event that during such period the Fixed Rent for the Demised Premises shall increase pursuant to this Lease, then Tenant shall pay such increased rate per square foot for the Expansion Space.

                         (b) Fixed Rent shall be paid in accordance with the
terms of this lease, including, without limitation, Article 3 hereof.

          Section 39.02  Provided that no Event of Default shall have occurred
          -------------
and be continuing, at such time as Landlord shall commence the leasing of the building known or to be known as the Audubon Business and Technology Center Phase II ("Audubon II") to bonafide third parties, Tenant shall have the right
           ----------
to all of the rentable space on the fifth floor of Audubon II (the "Fifth
                                                                    -----
Floor") on terms and conditions set forth in this Section 39.02. Landlord shall
-----                                             -------------
give Tenant written notice (the "Fifth Floor Notice") that such leasing has
                                 ------------------
commenced, setting forth the terms and conditions (including the rental rate per rentable square foot which shall be at a rate comparable to the rate offered to other tenants, and the term of the letting) of the leasing of the Fifth Floor offered to Tenant. Tenant shall have thirty (30) days from the date of receipt of the notice from Landlord to give Landlord written notice of its exercise of such right, as to which period time shall be of the essence. If Tenant shall
                               ----------------------------
exercise such right within the requisite time period, Landlord and Tenant shall enter into a lease of the Fifth Floor substantially similar to the terms and conditions of this Lease, which lease shall incorporate the terms and conditions set forth in the Fifth Floor Notice as well as other terms and conditions as agreed to by Landlord and Tenant. In the event that Tenant shall not exercise such right within the requisite time period then Tenant shall have no further rights with respect to the Fifth Floor.


                                   ARTICLE 40
                                   ----------

                             Intentionally Deleted
                             ---------------------


                                   ARTICLE 41
                                   ----------

                                  REA/Security
                                  ------------

          Section 41.01  Tenant acknowledges that pursuant to the REA, the City,
          -------------
EDC and Landlord have granted each other certain mutual easements for access, ingress and egress in and to the Premises in order to conduct and perform certain maintenance, repair and security obligations which are common to the parties thereto. In particular, the City, EDC and Landlord have agreed to devise and implement an integrated security system for certain areas of the Premises from which tenants of the Building will derive some benefit.

          Section 41.02  The parties hereto expressly understand and agree that
          -------------
Landlord's obligations under the REA, including, without limitation, those relating to the provision of security under Section 4.02 of the REA, shall not
(i) create (or create the inference of or be deemed to create) an affirmative obligation on Landlord's part or on the part of the City or EDC to provide any security, alarm or other system or protection to Tenant hereunder or thereunder or (ii) create or imply any right of Tenant under this Lease or the REA to receive any such security. Tenant shall have no claim against Landlord, Landlord's agents, the City or EDC nor shall Landlord, Landlord's agents, the City or EDC be liable to Tenant for any injury to persons or property arising from Landlord's action or failure to act in connection with its obligations under the REA.

                                  ARTICLE 42
                                  ----------

                             Index of Definitions
                             --------------------

          "Additional Rent", "Fixed Rent", and "rent" shall have the
           ---------------    ----------        ----
meanings set forth in Article 3.

          "Additional Work" shall have the meaning set forth in Article 48.
           ---------------

          "Alterations" shall have the meaning set forth in Section 25.01.
           -----------

          "Assignee Security" shall have the meaning set forth in Section 24.03.
           -----------------


          "Audubon II" shall have the meaning set forth in Section 39.02.
           ----------

          "Autoclave Specifications" shall have the meaning set forth in
           ------------------------
Section 26.10.

          "Base Year" shall have the meaning set forth in Section 33.03.
           ---------

          "Broker" shall have the meaning set forth in Section 35.01.
           ------

          "Building Equipment" shall mean all machinery, apparatus, equipment,
           ------------------
personal property, fixtures and systems of every kind and nature whatsoever now or hereafter attached to or used in connection with the operation of maintenance of the Building, including all electrical, heating, mechanical, sanitary, sprinkler, utility, sewage, drainage, power, plumbing, cleaning, fire prevention, refrigeration, ventilating, air cooling, air conditioning, elevator, communication (including telephone, telegraph, teleregister, and pneumatic tube dispatch) and escalator systems, apparatus and equipment and any and all renewals and replacements of any thereof, whether presently installed or installed after the date of this lease, but excluding, however, (i) Tenant's Property, (ii) property of any other tenant, (iii) property of contractors servicing the Building and (iv) improvements for water, gas, steam and electricity and other similar equipment owned by any public utility company or any governmental agency or body.

          "Building" shall have the meaning set forth in the recitals.
           --------

          "Business Days" shall mean weekdays, other than those weekdays
           -------------
which are legal holidays observed by the City of New York.

          "City" shall mean the City of New York.
           ----

          "Commencement Date" shall have the meaning set forth in Section 1.03.
           -----------------

          "Construction Loan" shall have the meaning set forth in Section
           -----------------
25.07.

          "Default-Interest Rate" shall have the meaning set forth in
           ---------------------
Section 3.05.

          "Deficiency" shall have the meaning set forth in Section 11.03.
           ----------

          "Demised Premises" shall have the meaning set forth in the recitals.
           ----------------

          "DHH Specifications" shall have the meaning set forth in Section 6.01.
           ------------------

          "EDC" shall have the meaning set forth in the recitals.
           ---

          "Environmental Legal Requirements" shall have the meaning set forth
           --------------------------------
in Section 8.02.

          "Event of Default" shall have the meaning set forth in Section 10.01.
           ----------------

          "Expansion Space" shall have the meaning set forth in Article 39.
           ---------------

          "Expansion Space Commencement Date" shall have the meaning set
           ---------------------------------
forth in Article 39.

          "Expiration Date" shall have the meaning set forth in Section 1.02.
           ---------------

          "Fifth Floor" shall have the meaning set forth in Section 39.02.
           -----------

          "Fifth Floor Notice" shall have the meaning set forth in Section
           ------------------
39.02.

          "Force Majeure" shall have the meaning set forth in Section 31.02(b).
           -------------

          "Grant" shall have the meaning set forth in Section 25.07.
           -----


          "Ground Lease" shall have the meaning set forth in the recitals.
           ------------

          "Hazardous Materials" shall have the meaning set forth in
           -------------------
Section 8.01.

          "Insurance Requirements" shall mean all requirements of the Ground
           ----------------------
Lease or of any insurance policy covering or applicable to all or any part of the Premises, the Demised Premises, the Building or the use thereof to the extent applicable to Tenant's use or occupancy thereof, all requirements of the issuer of any such policy of which Tenant has been notified in writing and all orders, rules, regulations, recommendations and other requirements of the New York Board of Fire Underwriters or the Insurance Service Organization or any other body exercising the same or similar functions and having jurisdiction or cognizance of all or any part of the Premises, the Demised Premises or the Building.

          "Interest Rate" shall have the meaning set forth in Section 3.04.
           -------------

          "Landlord" shall mean only the owner at the time in question of the
           --------
present Landlord's interest in the Lease or the Building and in the event of a sale or transfer of the Building (by operation of law or otherwise): (a) the grantor or other transferor, as the case may be, shall be (to the extent of the interest in or portion of the Building or the Lease sold or transferred) automatically and entirely released and discharged, from and after the date of such sale or other transfer of all liability in respect of the performance of any of the terms of this Lease on the part of Landlord thereafter to be performed; (b) the purchaser or other transferee (collectively "Transferee")
                                                                ----------
shall be deemed to have assumed and agreed to perform, during and in respect of the Transferee's period of ownership of the Landlord's interest under this Lease, all of the terms of this Lease on the part of the Landlord to be performed; and (c) the Transferee shall have all rights of the Landlord under this Lease.

          "Legal Requirements" shall have the meaning set forth in Section 8.01.
           ------------------

          "Person" shall mean any individual, corporation, partnership, joint
           ------
venture, estate, trust, unincorporated association, any federal, state, county or municipal government, or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

          "PILOT Year" shall have the meaning set forth in Section 33.03.
           ----------

          "Plan" shall have the meaning set forth in Section 4.01.
           ----

          "Premises" shall have the meaning set forth in the recitals.
           --------

          "REA" shall have the meaning set forth in Section 1.01.
           ---

          "Rent Adjustment Date" shall have the meaning set forth in
           --------------------
Section 3.03.

          "Renewal Term" shall have the meaning set forth in Section 38.01.
           ------------

          "Renewal Term Expiration Date" shall have the meaning set forth
           ----------------------------
in Section 38.01.

          "Special Permit" shall have the meaning set forth in Section 4.01.
           --------------

          "Successor Owner" shall have the meaning set forth in Section 20.02.
           ---------------

          "Superior Lessor" shall mean the City or any other lessor under
           ---------------
any other Superior Lease.

          "Superior Lease" shall mean all present and future ground leases,
           --------------
operating leases, superior leases, overriding leases and underlying leases, including, without limitation, the Ground Lease, covering all or any part of the Demised Premises and all renewals, modifications, replacements and extensions of any of the above, provided that Tenant has received a true and correct copy of any such instrument.

          "Superior Mortgage" shall mean all mortgages and building loan
           -----------------
agreements, including, without limitation, leasehold mortgages and spreader and consolidation agreements, which may now or hereafter affect the Premises, the Building, the Demised Premises or any Superior Lease and all renewals, modifications, replacements and extensions of any of the above, provided that Tenant has received a true and correct copy of any such instrument.

          "Superior Mortgagee" shall mean the holder of any Superior Mortgage.
           ------------------

          "Tax Year" and "Taxes" and "Impositions" shall have the meanings given
           --------       -----       -----------
them in the Ground Lease or as set forth in Section 33.04, as applicable.

          "Tenant" shall have the meaning set forth in the recitals and,
           ------
as applicable, the meaning set forth in Section 10.04.

          "Tenant's Parking Spaces" shall have the meaning set forth in
           -----------------------
Section 34.01.

          "Tenant's Property" shall mean all fixtures, trade fixtures, stock-in-
           -----------------
trade, furniture, partitions and other property (i) installed, leased or purchased at the sole expense of Tenant, (ii) with respect to which Tenant has not been granted any credit or allowance by Landlord, and (iii) which are removable without material damage to the Demised Premises.

          "Tenant's Proportionate Share" shall have the meaning set forth in
           ----------------------------
Section 33.02.


          "Tenant's Work" shall have the meaning set forth in Section 3.04.
           -------------

          "Term" shall have the meaning set forth in Section 1.02.
           ----

          "Termination Date" shall have the meaning set forth in Section 43.01.
           ----------------

          "Termination Notice" shall have the meaning set forth in
           ------------------
Section 43.01.

          "Termination Payment" shall have the meaning set forth in
           -------------------
Section 43.01.

          "Third Party" shall have the meaning set forth in Section 39.01.
           -----------

          "UDC" shall mean the New York State Urban Development Corporation.
           ---

          "Warrant" shall have the meaning set forth in Article 44.
           -------

                                  ARTICLE 43
                                  ----------

                               Termination Right
                               -----------------

          Section 43.01  Notwithstanding any provision in this Lease to the
          -------------
contrary, Tenant shall have the right to terminate this Lease as of a date

("Termination Date") on or after the third anniversary of the Commencement Date,
  ----------------
but prior to the Expiration Date of the initial five year Term, upon not less than six (6) months' prior written notice (the "Termination Notice") to
                                                ------------------
Landlord, which notice may be given at any time on or after the date which is thirty (30) months following the Commencement Date and which Termination Notice shall specify the Termination Date. Tenant shall, at the time of the giving of the Termination Notice, pay to Landlord an amount ("Termination Payment") equal
                                                    -------------------
to the product obtained by multiplying (i) the annual Fixed Repayment by (ii) a fraction the numerator of which is the number of months (including any partial months) remaining in the initial five year Term and the denominator of which is 12.

          Section 43.02  Upon (i) the giving by Tenant to Landlord of the
          -------------
Termination Notice and (ii) the payment of the Termination Payment, and provided that at the time of giving of the Termination Notice and on the Termination Date there shall be no Event of Default: (a) this Lease shall expire on the date specified in such notice as fully and Completely as if such date were the date set forth in this Lease as the date of the expiration of the term of this Lease;
(b) all Fixed Rent, Additional Rent and Fixed Repayment shall be apportioned to such Termination Date (an no further payments of Fixed Rent, Additional Rent and Fixed Repayment shall thereafter be due); and (c) Tenant shall; on or before the Termination Date, quit, surrender and vacate the Demised Premises in accordance with Article 19 hereof, but such action by Tenant shall be without prejudice to or effect upon Landlord's rights that shall have then accrued under this Lease.

          Section 43.03  Upon Tenant's exercise of its option to renew the Term
          -------------
of this Lease as set forth in Article 38 of this Lease, the provisions of this
                              ----------
Article 43 shall be null and void and no further force and effect.
----------


                                   ARTICLE 44
                                   ----------

                              Equity Participation
                              --------------------

          Section 44.01  As further consideration for Landlord entering into
          -------------
this Lease, Tenant has delivered to Landlord that certain Warrant for the Purchase of Shares of Common Stock, dated June 21, 1996 (the "Warrant"), in form
                                                              -------
satisfactory to Landlord, including, without limitation, provisions for piggyback registration rights with respect to the shares of common stock issued upon the exercise of the Warrant, whereby Landlord shall have the option, exercisable at any time during the term hereof (including the Renewal Term), to purchase 10,000 shares of common stock of Tenant for the purchase price of $1.00 per share. Tenant hereby acknowledges that the delivery to Landlord of such Warrant or the exercise by Landlord of any rights pursuant to such Warrant does not and will not create any partnership or joint venture between the parties and does not and will not diminish any of the rights of Landlord, as landlord, pursuant to this Lease.


                                   ARTICLE 45
                                   ----------

                           Human and Animal Research
                           -------------------------

          Section 45.01  A.  Human subjects and live and whole dead animals
          -------------
(including, without limitation, live and whole dead mice and rats) may not be used in research at the Building by Tenant or any assignee, subtenant, licensee, agent, employee or contractor of Tenant.

                         B.  In the event that Tenant at any time during the
Term (including any Renewal Term) shall desire to (a) use or permit the use of human subjects or live or whole dead animals for research at the Building or (b) use or permit the use of any of the facilities of Landlord to house any live or whole dead animals, Tenant shall forward a request with appropriate back- up documentation, including, without limitation, a detailed description of Tenant's proposed research, to Landlord at the address set forth in Article 29 hereof. Upon receipt of such notice and back-up documentation, Landlord shall review such request, provided, however, that Landlord shall, in its sole and absolute discretion, have no obligation to consent to Tenant's request.


                                   ARTICLE 46
                                   ----------

                           Payment for Tenant's Work
                           -------------------------

          Section 46.01  Provided that Tenant shall not be in default hereunder
          -------------
(or if Tenant shall be in default, such default shall have been cured so as not to become an Event of Default), Landlord shall pay Tenant not more often than monthly, up to a maximum aggregate amount of the Grant and the Construction Loan, for amounts actually incurred by Tenant to install or construct Tenant's Work. As a condition precedent to each such payment, Landlord shall receive (i) a requisition from either (a) the Tenant's construction manager for work and materials incorporated into the Demised Premises covering all services, labor and materials theretofore furnished in connection with Tenant's Work or (b) Tenant's architect, engineer or Tenant's representative observing the performance of Tenants Work for services provided in connection with Tenant's Work, at least equal in amount to the portion of the Grant and/or the Construction Loan that is being applied for, (ii) if the requisition is for work set forth in Subparagraph (i)(a) above, (1) a certificate from the Tenant's architect that the work for which payment is requested has been completed, and
(2) a certificate from the Tenants construction manager that all prior payments made by Landlord to Tenant have been for payments made by Tenant to contractors and/or subcontractors for performance of the Tenant's Work, and provided,
                                                                --------
further, that if the requisition is for work set forth in Subparagraph (i)(a)
-------
above, (x) all Tenant's Work theretofore completed shall have been constructed in accordance with the Plans and Specifications therefor, and Landlord and Tenant shall have agreed in writing to that effect, and (y) Landlord shall have received copies of all required approvals, permits and certificates for the Tenant's Work from all governmental authorities having jurisdiction. It is expressly understood that the requirements of this Article 46 are solely for the
                                                   ----------
benefit of Landlord and Tenant and that no contractor, subcontractor, materialman or other person (including, without limitation, Tenant's architect) shall have or acquire any claim against Landlord as a result of any failure of Landlord actually to obtain the evidences, certifications or other documentation provided for herein. No portion of the Grant or the Construction Loan shall vest in Tenants and under no circumstances shall Tenant sell, transfer, assign, pledge, hypothecate, or otherwise encumber all or any portion of the Grant or the Construction Loan or any purported interest therein. Landlord hereby agrees that the Grant shall be completely disbursed prior to Landlord's disbursing proceeds of the Construction Loan to Tenant pursuant to this Article 46.


                                   ARTICLE 47
                                   ----------

                             Additional Provisions
                             ---------------------


          Section 47.01  Landlord represents and warrants to Tenant that on the
          -------------
Commencement Date (x) the plumbing, heating, electrical, lighting, fire protection and all other systems in the Building up to the Demised Premises shall be in working order and repair, provided, however, that Tenant shall be solely responsible (with appropriate consent of Landlord if required) for installing and maintaining all such systems within the Demised Premises in working order; (y) the Demised Premises will be in vacant and broom-clean condition; and (z) there will be no leaks in the ceilings of the Demised Premises. Notwithstanding anything contained in this Lease to the contrary, Landlord agrees that, promptly after the substantial completion of Tenant's Work, upon notice by Tenant, Landlord shall provide the cleaning services in accordance with the specifications annexed hereto as Exhibit C at no charge to Tenant.

          Section 47.02  Landlord represents and warrants to Tenant (i) that
          -------------
except as may be provided in the Ground Lease, the REA or the Special Permit, Landlord has the full right and lawful authority to lease the Demised Premises to Tenant upon the terms and conditions set forth in this Lease and no joinder, approval or consent of any other party is required with respect to Landlord's rights and authority to enter into this Lease and to perform its obligations hereunder and (ii) that as of the date hereof, the only Superior Leases and Superior Mortgages encumbering the Building is the Ground Lease and the only other matters to which this Lease is subject and subordinate are the REA and the Special Permit, that to the best of Landlord's knowledge, no defaults by any parties exist under any such documents and that true, correct and complete copies of such documents have been given to Tenant.

          Section 47.03  Landlord hereby waives any express, implied or
          -------------
statutory lien against Tenant's Property.

          Section 47.04  Landlord shall endeavor to apply all policies and
          -------------
procedures of Landlord (including, without limitation, Landlord's Joint Radiation Safety Committee and Landlord's Office of Environmental Health and Safety) in such a manner as not to discriminate against Tenant.


                                   ARTICLE 48
                                   ----------

                                Additional Work
                                ---------------

          Section 48.01  As part of Tenant's Work, Tenant hereby agrees to
          -------------
repair the sprinklers and level the floors in the Demised Premises (the

"Additional Work"). Landlord shall reimburse Tenant for such Additional Work up
----------------
to a maximum amount of $20,000.00, in accordance with Article 46 hereof. Tenant acknowledges that such amount is included in, and is not in addition to, the Grant.

          IN WITNESS WHEREOF, the parties hereto have executed this Lease on the day and year first above written.

LANDLORD:                THE TRUSTEE; OF COLUMBIA UNIVERSITY IN THE
--------                 CITY OF NEW YORK


                         By:      [Signature Illegible]
                             --------------------------------------
                            Name:
                            Title:



TENANT:                  MELVILLE BIOLOGICS, INC.
------


                         By: /s/ Joanne Leonard
                             ------------------------------------
                            Name: Joanne Leonard
                            Title: Vice President, CFO
                            [Duly authorized officer]

                                   Exhibit A


                           [Floor Plan Appears Here]

                                   Exhibit B

List of Drawings:
----------------

Number    Revision Date       Title

T-0            06/05/96       Title Sheet
T-1            06/05/96       Specifications & Abbreviations
T-2            06/05/96       Specifications
T-3            06/05/96       Specifications
A-1            06/05/96       5th Floor Plan
A-2            06/05/96       5th Floor Reflected Ceiling Plan
A-3            06/05/96       Interior Elevations
A-4            06/05/96       Interior Elevations and Cabinet Details
A-5            06/05/96       Cabinet Details
A-6            06/05/96       Lab Bench Elevations
A-7            06/05/96       Lab Bench Elevations
A-8            06/05/96       Construction Details
A-9            06/05/96       Room Finish Schedule
A-10           06/05/96       Door Schedule and Details
F-1            06/05/96       5th Floor Furniture and Equipment Plan
M-1            06/05/96       HVAC Fifth Floor Plan
M-2            06/05/96       HVAC Schedules, Details and Notes
M-3            06/05/96       HVAC Specifications Sheet #1
M-4            06/05/96       HVAC Specifications Sheet #2
E-1            06/05/96       Symbol List, General Notes, and Riser Diagram
E-2            06/05/96       Fifth Floor Lighting Plan
E-3            06/05/96       Fifth Floor Power and Signals Plan
E-4            06/05/96       Electrical Schedules
E-5            06/05/96       Electrical Specifications
P-1            06/05/96       Plumbing Symbols, Notes, Details and Part Risers

                                     -B-1-

P-2            06/05/96       Plumbing Specifications
P-2A           06/05/96       Plumbing Specifications
P-3            06/05/96       Fifth Floor Plumbing Plan
SP-1           06/05/96       Sprinkler Notes, Details and Riser Diagram
SP-2           06/05/96       Fifth Floor Sprinkler Plan
SP-3           06/05/96       Sprinkler Specifications

                                     -B-2-

                                   EXHIBIT C

                            Cleaning Specifications
                            -----------------------

                     AUDUBON BUSINESS AND TECHNOLOGY CENTER

--------------------------------------------------------------------------------
GENERAL


a.  Bathrooms and restrooms
    Daily:

    - Wash all mirrors
    - Wash all basins and hardware
    - Wash urinals
    - Wash toilet seats using disinfectant in water
    - Wash toilet bowls
    - Damp-wipe, clean and disinfect all tile surfaces

b.   Dusting

     (1) All furniture, business equipment and appliances, windowsills and the like will be dusted daily with a chemically treated cloth. Desks and tables not cleared of paper and work materials will only be dusted where surface is exposed.

     (2)  Monthly:

          Pipes, ledges, ceiling, moldings, picture frames and anything decorative above hand-high areas will be cleaned.

c.   Dust-mopping floors

     (1) Daily: All noncarpeted floor areas will be dust-mopped with a treated yarn dust mop. Floor-dusting will be done after furniture has been dusted.

d.   Waste paper

     (1)  Waste baskets to be emptied daily.

e.   Vacuuming

     (1) All rugs and carpets in office areas, as well as public spaces, are to be vacuumed daily in all traffic areas. Corners, hard-to-reach places, and areas under desks,

                                     -C-1-
          tables and chairs will be vacuumed weekly, using accessory tools as required.

f.   Carpet cleaning

     (1) semiannually: All carpeted areas in public corridors will be shampooed once every six months.

g.   Stairways and landings

     (1) All stairways and landings will be dust-mopped with a treated yarn dust mop daily. Railings, ledges, and equipment will be dusted weekly. Spot cleaning of walls and doors will be done weekly; these areas will be damp-mopped weekly and scrubbed when necessary.

h.   wet mopping

     (1) daily, as needed: Floors will be scrubbed or wet-mopped whenever required to prevent a build-up of wax.

i.   Tile floors

     (1)  Waxing and buffing will only be done on an as-needed basis.

j.   Water coolers or fountains

     (1)  Water coolers or fountains will be cleaned and polished daily.

k.   Spot cleaning of vertical surfaces

     (1)  Walls and woodwork will be spot-cleaned weekly.

l.   Entrance lobby

     (1) daily: The entrance lobby will be cleaned daily. Lobby glass and metal will be cleaned and dusted daily. The lobby floor and entranceways will be cleaned nightly. Directory board glass will be damp-cleaned and wiped.

m.   Polishing

     (1) monthly: Door plates, kick plates, and brass and metal fixtures within the building will be wiped daily and polished monthly.

                                     -C-2-

n.   Light fixtures-periodically

     (1) annually: the exterior of all light fixtures will be dusted as needed. The entire light fixture will be washed annually.

o.   Venetian blinds

     (1) weekly, annually: Venetian blinds will be dusted weekly and washed annually.

p.   Walls, woodwork and partitions

     (1) weekly, quarterly, semi-annually: Finger and hand prints, spots and other grimy areas will be removed weekly using a damp cloth or sponge. All walls and ceilings will be brushed down with an approved wall duster or a vacuum cleaner every three months. Partitions of wood or steel will be washed with a neutral soap every six months.

q.   Glass partitions and doors

     (1) weekly: All glass partitions and doors will be damp-cleaned weekly or as needed.

r.   HVAC grills

     (1) monthly: All areas around HVAC outlet and return air grill will be cleaned once a month.

Window Washing

     Inside and outside window washing will be scheduled four times a year (quarterly). However, first-floor windows will be washed outside once a month, unless the space is occupied by retail tenants.

Trash Removal

     (1)   daily:

          a. Trash will be removed from the premises daily between the hours of 10:00 p.m. and 7:00 a.m., Monday through Friday.

          b. Trash pickup will be scheduled through the building engineer or management.

                                     -C-3-

                                   EXHIBIT D

                           [FLOOR PLAN APPEARS HERE]

                                   Exhibit E

                           [Floor Plan Appears Here]